UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10337

Name of Fund: BlackRock New York Municipal Income Trust (BNY)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York

Municipal Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2020

Date of reporting period: 07/31/2020

Item 1 – Report to Stockholders

JULY 31, 2020

2020 Annual Report

BlackRock California Municipal Income Trust (BFZ)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New York Municipal Income Trust (BNY)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Section 19(a) Notice

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital(a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BFZ	$0.459782	$—	$—	$0.010218	0.470000	98%	0%	0%	2%	100%
BBF	0.607207	—	—	0.012793	0.620000	98	0	0	2	100

(a)

The Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

2	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

3	THIS PAGE IS NOT PART OF YOUR FUND REPORT

4

Municipal Market Overview  For the Reporting Period Ended July 31, 2020

Municipal Market Conditions

Municipal bonds posted positive total returns during the period amid increased volatility created by the COVID-19 pandemic. Early in the period, consistently strong performance was driven by a favorable technical backdrop. However, as the economy shut down to stem the spread of COVID-19, the municipal market experienced volatility that was worse than during the height of the global financial crisis. Performance plummeted -10.87% during a two-week period in March 2020, before rebounding on valuation-based buying (for comparison, the -11.86% correction in 2008 spanned more than a month). As federal authorities stepped in to provide stimulus, passing the CARES Act and creating the Municipal Lending Facility, the market stabilized. Strong performance returned late in the period alongside the re-opening of the economy.

Similarly, strong technical support during most of the period temporarily waned as COVID-19 fears spurred risk-off sentiment and a streak of 60-consecutive weeks of inflows turned to record outflows. During the 12 months ended July 31, 2020, municipal bond funds experienced net inflows totaling $39 billion, drawn down by nearly $46 billion in outflows during the months of March and April (based on data from the Investment Company Institute). For the same 12-month period, new issuance was robust at $449 billion but slowed during the height of the pandemic as market liquidity became constrained amid	S&P Municipal Bond Index Total Returns as of July 31, 2020 6 months: 1.75% 12 months: 4.89%

the flight to quality. Taxable issuance was elevated as issuers increasingly advance refunded tax-exempt debt in the taxable municipal market for cost savings.

A Closer Look at Yields

From July 31, 2019 to July 31, 2020, yields on AAA-rated 30-year municipal bonds decreased by 87 basis points (“bps”) from 2.24% to 1.37%, while ten-year rates decreased by 87 bps from 1.52% to 0.65% and five-year rates decreased by 88 bps from 1.11% to 0.23% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 7 bps, lagging the 45 bps of steepening experienced in the U.S. Treasury curve.

During the same period, tax-exempt municipal bonds significantly underperformed U.S. Treasuries across the yield curve. Relative valuations, which had been stretched since the passage of tax reform, reset to attractive levels not seen since 2008. This resulted in increased participation from crossover investors in a market that has mainly been driven by retail.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic is an unprecedented shock to the system impacting nearly every sector in the municipal market. Luckily, most states and municipalities were in excellent fiscal health before the crisis and the federal government has provided an incredible amount of support. BlackRock expects ongoing stability in high-quality states as well as school districts and local governments given that property taxes have proven resilient in past economic downturns. Essential public services such as power, water, and sewer are protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems are well positioned to absorb the impact of the economic shock. However, some segments are facing daunting financial challenges and federal support may be insufficient, requiring issuers to draw down reserves and/or borrow to meet financial obligations. Critical providers (safety net hospitals, mass transit, airports) with limited resources will require funding from the states and broader municipalities they serve. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will experience significant credit deterioration. Assuming the worst case, a prolonged recession would likely mean a spate of defaults, primarily in non-rated credits, and the migration of the muni market’s overall credit quality from double-A to a still-strong single-A rating. As a result, BlackRock advocates careful credit selection and anticipates increased credit dispersion as the market navigates near-term uncertainty.

The opinions expressed are those of BlackRock as of July 31, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

MUNICIPAL MARKET OVERVIEW	5

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2020	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2020 ($13.79)(a)	3.31%
Tax Equivalent Yield(b)	7.21%
Current Monthly Distribution per Common Share(c)	$0.0380
Current Annualized Distribution per Common Share(c)	$0.4560
Leverage as of July 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BFZ(a)(b)	5.77%	7.69%
Lipper California Municipal Debt Funds(c)	4.19	6.17

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is no guarantee of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

California municipal bonds outperformed the national market due to strong demand from both retail and institutional investors. The high tax regime for state residents, together with the anticipation of potential higher taxes nationally to finance growing deficits, helped make California municipal bonds an attractive investment vehicle. Despite concerns about COVID-19, California’s diverse economic base gave investors confidence that the state’s debt service remained safely covered.

The Trust benefited from its position in longer-duration securities. (Duration is a measure of interest-rate sensitivity.) At the sector level, positions in transportation, tax-backed local, school district, utility and education issues made the largest contributions. The use of leverage, which added to the Trust’s income and amplified the effect of rising prices, was a further positive.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	7

Trust Summary as of July 31, 2020 (continued)	BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$13.79	$13.50	2.15%	$14.38	$10.10
Net Asset Value	15.86	15.25	4.00	16.19	12.62

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20	07/31/19
County/City/Special District/School District	30%	36%
Transportation	22	17
Utilities	16	15
Education	11	11
Health	9	11
State	8	6
Tobacco	3	4
Housing	1	—	(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL /MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	1%
2021	3
2022	6
2023	6
2024	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/20		07/31/19
AAA/Aaa	9%		9%
AA/Aa	68		73
A	14		11
BBB/Baa	—	(b)	—	(b)
BB/Ba	—	(b)	1
B/B	1		—	(b)
CC	1		1
N/R	7		5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of the Trust’s total investments.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2020	BlackRock Municipal 2030 Target Term Trust

Trust Overview

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $25.00 per share.

Trust Information

Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Yield on Closing Market Price as of July 31, 2020 ($24.78)(a)	3.02%
Tax Equivalent Yield(b)	5.10%
Current Monthly Distribution per Common Share(c)	$0.0624
Current Annualized Distribution per Common Share(c)	$0.7488
Leverage as of July 31, 2020(d)	35%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BTT(a)(b)	8.84%	6.04%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	3.68	4.99

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

All segments of the market—industry, ratings, maturities and coupons—delivered positive returns. The Trust’s positions in the tax-backed sector made the largest contribution to performance, largely as a result of its position in Puerto Rico sales tax bonds. Health care and transportation, both of which are revenue sectors (i.e., backed by dedicated revenue streams), were also large contributors. The Trust’s use of leverage, which augmented income and amplified the effect of rising prices, was a further positive. Conversely, reinvestment risk remained a headwind since as the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	9

Trust Summary as of July 31, 2020 (continued)	BlackRock Municipal 2030 Target Term Trust

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$24.78	$23.49	5.49%	$25.09	$18.69
Net Asset Value	26.31	25.60	2.77	27.30	22.40

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20	07/31/19
Transportation	24%	24%
Health	17	18
State	16	15
County/City/Special District/School District	14	14
Education	8	8
Utilities	8	7
Corporate	8	9
Tobacco	3	3
Housing	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	3%
2021	1
2022	25
2023	9
2024	4

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/20	07/31/19
AAA/Aaa	3%	4%
AA/Aa	30	30
A	41	37
BBB/Baa	14	15
BB/Ba	3	3
B	—	2
N/R(b)	9	9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2020	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the interest of which is exempt from U.S. federal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BBF and the Board of Trustees of BlackRock Municipal Income Trust II (BLE) each approved the reorganization of BBF into BLE. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2020 ($13.32)(a)	4.55%
Tax Equivalent Yield(b)	7.69%
Current Monthly Distribution per Common Share(c)	$0.0505
Current Annualized Distribution per Common Share(c)	$0.6060
Leverage as of July 31, 2020(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BBF(a)(b)	(2.07)%	4.77%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	3.68	4.99

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is no guarantee of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from performance.

Positions in lower-duration, more defensive bonds—such as pre-refunded securities—aided absolute returns but did not keep pace with the broader market.

Holdings in long-duration securities, especially those with maturities of 20 years and above, made the largest contributions given that rates fell during the period. (Duration is a measure of interest rate sensitivity.) The Trust’s use of leverage contributed to results by enhancing income and amplifying the effect of rising prices. A large allocation to A rated securities was a further plus. At the sector level, holdings in state tax-backed, transportation and health care issues were key contributors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	11

Trust Summary as of July 31, 2020 (continued)	BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$13.32	$14.25	(6.53)%	$14.49	$9.07
Net Asset Value	14.14	14.14	0.00	14.89	11.53

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20	07/31/19
Transportation	26%	21%
County/City/Special District/School District	21	21
Health	17	20
Utilities	9	9
State	8	8
Housing	7	8
Tobacco	7	7
Education	4	5
Corporate	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	3%
2021	13
2022	3
2023	16
2024	2

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/20	07/31/19
AAA/Aaa	5%	5%
AA/Aa	29	30
A	28	26
BBB/Baa	15	15
BB/Ba	5	2
B	1	2
C	—	1
N/R(b)	17	19

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 10% and 1%, respectively, of the Trust’s total investments.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2020	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BlackRock New York Municipal Income Quality Trust (BSE) and BlackRock New York Municipal Income Trust II (BFY) and the Board of Trustees of BNY each approved the reorganizations of BSE and BFY into BNY. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the first quarter of 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2020 ($14.10)(a)	4.26%
Tax Equivalent Yield(b)	8.46%
Current Monthly Distribution per Common Share(c)	$0.0500
Current Annualized Distribution per Common Share(c)	$0.6000
Leverage as of July 31, 2020(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BNY(a)(b)	6.30%	4.12%
Lipper New York Municipal Debt Funds(c)	2.54	4.01

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

New York municipal bonds meaningfully underperformed the national market. New York City issues were a major drag on returns given that the impact of the coronavirus was particularly acute in major cities. Securities across most sectors were negatively affected by shuttered businesses, the lack of tourism, the disappearance of commuters and lower tax revenue.

Positions in long-duration securities, especially those with maturities of 20 years and above, made the largest contributions given that yields declined during the period. (Duration is a measure of interest rate sensitivity; prices rise as yields fall.) The Trust’s use of leverage contributed to results by enhancing income and amplifying the effect of rising prices. A large allocation to AA rated securities was a further plus. At the sector level, holdings in state tax-backed, transportation and utility issues were key contributors.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from performance.

Positions in lower-duration, more defensive bonds—such as pre-refunded securities—aided absolute returns but did not keep pace with the broader market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	13

Trust Summary as of July 31, 2020 (continued)	BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$14.10	$13.81	2.10%	$14.84	$10.25
Net Asset Value	15.09	15.09	0.00	15.66	12.90

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20	07/31/19
Transportation	24%	22%
County/City/Special District/School District	23	25
Education	13	15
Utilities	13	12
State	11	10
Health	7	7
Housing	4	4
Corporate	3	3
Tobacco	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2020	5%
2021	16
2022	13
2023	12
2024	9

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/20		07/31/19
AAA/Aaa	10%		11%
AA/Aa	48		46
A	24		23
BBB/Baa	8		9
BB/Ba	1		2
B/B	1		1
CC	—	(b)	—
N/R(c)	8		8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of the Trust’s total investments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1%, of the Trust’s total investments.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 93.5%

California — 87.7%

County/City/Special District/School District — 19.9%
California Statewide Communities Development Authority, RB, Lancer Educational Student Housing Project, 5.00%, 06/01/51(a)	$240	$245,580
California Statewide Communities Development Authority, Special Assessment, Statewide Community Infrastructure Program, Series A:
5.00%, 09/02/39	290	336,896
5.00%, 09/02/44	170	192,034
5.00%, 09/02/48	170	188,916
City of San Jose California Hotel Tax Revenue, RB, Convention Center Expansion & Renovation Project:
6.13%, 05/01/31	500	519,730
6.50%, 05/01/36	1,210	1,259,658
6.50%, 05/01/42	2,225	2,313,666
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/42	5,000	6,247,150
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	8,990	10,771,998
Fremont Union High School District, GO, Series A, 4.00%, 08/01/40	4,000	4,708,440
Glendale Community California College District, GO, Election of 2016, Series A, 5.25%, 08/01/41	5,000	6,348,450
Sacramento Area Flood Control Agency, Special Assessment Bonds, Consolidated Capital Assessment District, 5.00%, 10/01/41	8,000	9,818,800
San Diego Unified School District California, GO, Election of 2008, Series C, 0.00%, 07/01/40(b)	7,215	4,891,914
San Francisco Bay Area Rapid Transit District, GO:
Election of 2016, Green bond, Series B-1, 3.00%, 08/01/49	9,965	10,874,506
Green Bond, Election of 2004, Series F-1, 3.00%, 08/01/38	5,000	5,611,650
San Jose Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 06/01/32	3,375	3,801,836
San Leandro Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	3,060	3,212,051
Santa Monica Public Financing Authority, RB, Downtown Fire Station Project, 5.00%, 07/01/42	1,250	1,550,638
State of California, GO, Refunding, Various Purposes-Bid Group, 5.00%, 08/01/37	15,000	19,421,850
West Contra Costa California Unified School District, GO, Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,848,950
West Valley-Mission Community College District, GO, Series A, 4.00%, 08/01/44	3,670	4,380,475

		99,545,188

Education — 4.3%
California Enterprise Development Authority, RB, Academy for Academic Excellence Project, Series A(a):
5.00%, 07/01/50	1,200	1,234,752
5.00%, 07/01/55	600	615,726
California Municipal Finance Authority, RB, John Adams Academy, Series A(a):
5.00%, 10/01/39	220	231,070
5.00%, 10/01/49	370	381,366
5.00%, 10/01/57	725	743,712
California Municipal Finance Authority, Refunding RB:
The Master’s University,
5.00%, 08/01/34	750	816,788
5.00%, 08/01/48	105	110,058

Security	Par (000)	Value

Education (continued)
William Jessup University,
5.00%, 08/01/39	$425	$451,418
5.00%, 08/01/48	510	534,567
California Public Finance Authority, RB, Trinity Classical Academy Project, Series A, 5.00%, 07/01/54(a)	285	292,094
California School Finance Authority, RB(a):
Arts in Action Charter Schools,
5.00%, 06/01/40	270	286,251
5.00%, 06/01/50	430	448,322
5.00%, 06/01/59	685	711,016
Real Journey Academies, Series A, 5.00%, 06/01/58	2,120	2,135,667
Teach Public Schools, Series A, 5.00%, 06/01/49	1,000	1,023,510
University of California, Refunding RB:
General, Series AZ, 5.00%, 05/15/43	5,035	6,371,440
Series AR, 5.00%, 05/15/38	4,250	5,260,608

		21,648,365

Health — 6.1%
California Health Facilities Financing Authority, RB, Series A:
Children’s Hospital, 5.25%, 11/01/41	8,500	8,961,805
Sutter Health, 5.00%, 11/15/41	4,580	5,393,958
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 5.00%, 11/15/46	5,000	5,910,100
California Municipal Finance Authority, Refunding RB, Series A(a):
5.00%, 11/01/39	195	208,166
5.00%, 11/01/49	220	231,187
State of California Public Works Board, Refunding RB, Various Capital Projects, Series C, 5.00%, 11/01/34	7,750	9,602,250

		30,307,466

Housing — 0.9%
California Community Housing Agency, RB, M/F Housing, Annadel Apartments, Series A, 5.00%, 04/01/49(a)	2,450	2,722,023
California Housing Finance, RB, M/F Housing, Series A, 4.25%, 01/15/35	1	822
California Statewide Communities Development Authority, Special Assessment Bonds, S/F Housing:
5.00%, 09/02/40	300	343,791
4.00%, 09/02/50	240	247,054
5.00%, 09/02/50	240	267,216
Statewide Community Infrastructure Program, Series C, 5.00%, 09/02/44	595	672,118

		4,253,024

State — 6.5%
Hayward Area Recreation & Park District, GO, Series A, 5.00%, 08/01/42	4,950	6,228,189
State of California, GO, Refunding, 3.00%, 10/01/37	14,000	15,618,680
State of California Public Works Board, RB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	4,335	4,941,857
Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	5,705,156

		32,493,882

Tobacco — 5.4%
County of California Tobacco Securitization Agency, Refunding RB:
Asset-Backed, Merced County,
Series A, 5.25%, 06/01/45	1,135	1,134,943
Series A, 4.00%, 06/01/49	355	399,311
CAB, Series B-2, 0.00%, 06/01/55(b)	3,635	631,545
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.00%, 06/01/47	475	485,540
Series A-2, 5.00%, 06/01/47	18,670	19,084,287

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2020	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
Tobacco Securitization Authority of Northern California, Refunding RB, Asset-Backed Bonds, Series A-1, 5.38%, 06/01/38	$2,000	$2,000,220
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Asset Securitization Corporation, 5.00%, 06/01/48	2,695	3,137,843

		26,873,689

Transportation — 27.0%
California Municipal Finance Authority, Refunding ARB, United Airlines, Inc. Project, AMT, 4.00%, 07/15/29	3,460	3,483,597
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
Series C, 5.00%, 05/01/42	16,735	19,838,506
San Francisco International Airport,
Series A, 5.00%, 05/01/44	7,500	9,190,875
Series D, 5.25%, 05/01/48	2,250	2,730,960
Series E, 5.00%, 05/01/40	2,000	2,477,180
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport,
Series A, 5.00%, 05/15/37	3,520	4,336,042
Series A, 5.00%, 05/15/44	2,885	3,513,670
Los Angeles International Airport,
Series B, 5.00%, 05/15/36	2,600	3,106,012
Sub-Series A, 5.00%, 05/15/42	26,875	31,436,494
Subordinate, Series C, 5.00%, 05/15/44	1,000	1,204,880
City of Los Angeles California Department of Airports, Refunding ARB, AMT:
Los Angeles International Airport, 5.00%, 05/15/36	600	757,212
Subordinate, Series A, 5.00%, 05/15/38	5,000	6,283,100
City of Los Angeles Department of Airports, ARB:
Los Angeles International Airport, AMT, 5.00%, 05/15/29	2,045	2,277,987
Los Angeles International Airport, Subordinate, AMT, 5.00%, 05/15/34	1,000	1,246,800
AMT, Subordinate, Series C, 5.00%, 05/15/38	590	718,484
Los Angeles International Airport, AMT, Series A, 5.00%, 05/15/32	4,600	5,061,702
Los Angeles International Airport, Series E, 5.00%, 05/15/44	1,230	1,540,858
City of Los Angeles Department of Airports, Refunding RB:
AMT, 5.00%, 05/15/34	1,000	1,274,940
Los Angeles International Airport, 5.00%, 05/15/39	4,240	5,482,532
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.75%, 03/01/34	5,875	6,029,454
City of San Jose California International Airport, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 6.25%, 03/01/34	2,650	2,727,248
County of Sacramento California Airport System Revenue, Refunding ARB, Senior Series A, 5.00%, 07/01/41	13,500	15,920,820
Port of Los Angeles Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	4,135	4,695,168

		135,334,521

Utilities — 17.6%
City & County of San Francisco Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43	2,485	3,168,648
City of Los Angeles California Department of Water & Power, RB, Power System, Series A, 5.00%, 07/01/42	10,670	13,245,205
City of Los Angeles California Department of Water & Power, Refunding RB, Series B, 5.00%, 07/01/43	6,685	8,548,778
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Green Bond, Series D, 5.00%, 11/01/32	7,090	9,210,123

Security	Par (000)	Value

Utilities (continued)
East Bay California Municipal Utility District Water System Revenue, RB:
Green Bond, Series A, 5.00%, 06/01/44	$2,000	$2,614,680
Green Bond, Series A, 5.00%, 06/01/45	3,245	4,044,860
Water System, Series C, 4.00%, 06/01/45	5,000	5,628,500
El Dorado Irrigation District, Refunding RB, Series A (AGM), 5.25%, 03/01/24(c)	10,000	11,807,300
Los Angeles Department of Water, Refunding RB, Series A:
5.00%, 07/01/41	5,000	6,213,950
5.25%, 07/01/44	3,000	3,781,770
Water System, 5.00%, 07/01/44	1,500	1,858,665
Los Angeles Department of Water & Power, Refunding RB, Series B, 5.00%, 07/01/40	2,000	2,696,120
Los Angeles Department of Water & Power System Revenue, RB, Series B, 5.00%, 07/01/38	3,000	3,693,900
South Coast Water District Financing Authority, Refunding RB, Series A, 5.00%, 02/01/44	9,130	11,674,805

		88,187,304

Total Municipal Bonds in California		438,643,439

Puerto Rico — 5.8%

State — 4.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(b)	8,577	2,499,938
Series A-1, 4.75%, 07/01/53	2,845	3,020,821
Series A-1, 5.00%, 07/01/58	9,299	10,015,209
Series A-2, 4.33%, 07/01/40	2,588	2,691,805
Series A-2, 4.78%, 07/01/58	2,530	2,694,323

		20,922,096

Tobacco — 0.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.50%, 05/15/39	505	505,152

Utilities — 1.5%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	3,865	3,967,693
5.13%, 07/01/37	1,105	1,136,769
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	2,550	2,572,618

		7,677,080

Total Municipal Bonds in Puerto Rico		29,104,328

Total Municipal Bonds — 93.5% (Cost — $429,170,604)		467,747,767

Municipal Bonds Transferred to Tender Option Bond Trusts(d) — 68.0%

California — 68.0%

County/City/Special District/School District — 28.2%
County of Los Angeles California Metropolitan Transportation Authority, RB, Green Bond, Series A, 5.00%, 07/01/44	11,200	14,235,984
County of Santa Clara California Financing Authority, RB, County Facilities, Series A, 4.00%, 05/01/45	22,230	26,207,614
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	18,225,532
San Diego Unified School District California, GO, Election of 2012, Series I, 5.00%, 07/01/47	10,000	12,332,800
San Francisco California Bay Area Rapid Transit District, GO, Election 2016, Green Bond, Series A, 5.00%, 08/01/47	10,615	13,189,137

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
San Joaquin California Delta Community College District, GO, Election of 2004, Series C, 5.00%, 08/01/24(c)	$14,505	$17,243,974
San Jose Unified School District, GO, Series C, 4.00%, 08/01/39	6,100	6,844,505
Santa Monica Community College District, GO, Election of 2016, Series A, 5.00%, 08/01/43	10,000	12,658,900
State of California, GO, Refunding, 4.00%, 10/01/39	16,620	20,302,660

		141,241,106

Education — 13.0%
State of California University, Refunding RB, Series A, 5.00%, 11/01/43	11,792	14,193,957
University of California, RB:
Limited Project, Series M, 5.00%, 05/15/42	10,000	12,391,300
Series AM, 5.25%, 05/15/44	5,000	5,839,000
University of California, Refunding RB:
Series AI, 5.00%, 05/15/38	14,225	15,999,422
Series I, 5.00%, 05/15/40	14,065	16,755,492

		65,179,171

Health — 8.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series A:
5.00%, 11/15/41	11,620	13,685,106
5.00%, 08/15/52	9,695	10,743,997
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	18,960	20,238,852

		44,667,955

State — 2.5%
University of California, Refunding RB, Series AR, 5.00%, 05/15/41	10,165	12,452,020

Transportation — 8.9%
City & County of San Francisco California, COP, Green Bond, 49 South Van Ness Project, 4.00%, 04/01/43	10,865	12,501,809
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, Series B, AMT, 5.00%, 05/01/41	8,720	10,203,621
City of Los Angeles California Department of Airports, ARB, Series D, AMT, 5.00%, 05/15/41	18,632	21,644,856

		44,350,286

Security	Par (000)	Value

Utilities — 6.5%
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	$6,412	$7,707,416
Sacramento Municipal Utility District, Refunding RB, Electric Revenue, Series H, 4.00%, 08/15/45	20,000	24,542,800

		32,250,216

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 68.0% (Cost — $313,954,021)		340,140,754

Total Long-Term Investments — 161.5% (Cost — $743,124,625)		807,888,521

	Shares

Short-Term Securities — 0.1%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.02%(e)(f)	613,980	614,041

Total Short-Term Securities — 0.1% (Cost — $614,041)		614,041

Total Investments — 161.6% (Cost — $743,738,666)		808,502,562

Other Assets Less Liabilities — 1.2%		6,659,935

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.6)%		(143,509,095)

VMTP Shares, at Liquidation Value — (34.2)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$500,353,402

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e) Annualized 7-day yield as of period end.

(f)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased		Shares Sold	Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class	—	613,980	(b)	—	613,980	$614,041	$37,767	$1,750	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2020	BlackRock California Municipal Income Trust (BFZ)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(8,034,237)	$—	$(8,034,237)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$—	$—	$—	$303,466	$—	$303,466

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	21,676,482

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$807,888,521	$—	$807,888,521
Short-Term Securities	614,041	—	—	614,041

	$614,041	$807,888,521	$—	$808,502,562

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(143,275,836)	$—	$(143,275,836)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

	$—	$(314,575,836)	$—	$(314,575,836)

See notes to financial statements.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 125.8%

Alabama — 2.2%
Alabama Federal Aid Highway Finance Authority, RB, Series A:
5.00%, 09/01/33	$3,985	$5,073,423
5.00%, 09/01/34	3,500	4,442,655
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Children’s Hospital of Alabama, 5.00%, 06/01/30	10,000	11,901,600
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Series A:
5.00%, 07/01/31	1,100	1,236,202
5.00%, 07/01/32	1,150	1,292,025
5.00%, 07/01/33	1,600	1,789,680
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB, Senior Lien-Warrants, Series B (AGM)(a):
0.00%, 10/01/31	7,375	4,492,703
0.00%, 10/01/32	6,295	3,560,893
0.00%, 10/01/33	1,275	669,197
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A:
5.00%, 12/01/33	1,010	1,228,988
5.00%, 12/01/34	1,380	1,669,979
University of South Alabama, Refunding RB (AGM):
5.00%, 11/01/29	1,105	1,344,663
5.00%, 11/01/30	2,000	2,425,560

		41,127,568

Alaska — 0.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	745	746,050

Arizona — 2.0%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 02/01/34	6,340	6,726,867
Series B, 5.00%, 02/01/33	1,810	1,992,158
Arizona IDA, RB(b):
Leman Academy of Excellence, Series A, 4.00%, 07/01/29	4,135	4,245,239
Leman Academy of Excellence- Parker Colorado Campus Project, Series A, 4.50%, 07/01/29	765	799,486
Odyssey Preparatory Academy Project, 4.00%, 07/01/29	760	808,344
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 07/01/23(c)	275	305,399
Eagle College Preparatory Project, Series A, 4.50%, 07/01/22	205	210,283
Eagle College Preparatory Project, Series A, 5.00%, 07/01/33	1,000	1,027,370
Legacy Traditional Schools Project, Series A, 5.75%, 07/01/24(b)	620	664,919
City of Phoenix Arizona IDA, Refunding RB, Downtown Phoenix Student Housing, Series A, 5.00%, 07/01/29	175	194,318
County of Maricopa IDA, Refunding RB:
Banner Health, Series A, 5.00%, 01/01/31	10,000	12,287,400
Legacy Traditional School Project, 4.00%, 07/01/29(b)	855	904,487
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 09/01/29	6,000	6,386,460

		36,552,730

California — 8.5%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub-Lien, Series A (AMBAC), 0.00%, 10/01/30(a)	10,530	8,063,242

Security	Par (000)	Value

California (continued)
California Health Facilities Financing Authority, RB, Sutter Health, Series A:
5.00%, 11/15/32	$1,600	$2,009,216
5.00%, 11/15/33	1,855	2,320,494
California Municipal Finance Authority, ARB, LINX APM Project, AMT, 5.00%, 12/31/33	4,000	4,782,800
California Municipal Finance Authority, RB:
Biola University, 4.00%, 10/01/33	2,500	2,634,525
Senior, S/F Housing, Caritas Affordable Housing, Inc. Project, Series A, 5.00%, 08/15/30	1,000	1,116,610
California Municipal Finance Authority, Refunding RB, Eisenhower Medical Center, Series A:
5.00%, 07/01/30	1,200	1,419,264
5.00%, 07/01/31	1,050	1,237,246
California Pollution Control Financing Authority, RB, Republic Services, Inc. Project, AMT, 0.60%, 11/01/42(b)(d)	8,500	8,414,048
California School Finance Authority, RB(b):
Arts In Action Charter Schools, 5.00%, 06/01/30	565	619,986
Real Journey Academies, Series A, 5.00%, 06/01/32	1,100	1,159,675
Teach Public Schools, Series A, 5.00%, 06/01/29	290	313,151
City of Long Beach California Harbor Revenue, RB, AMT, Series A:
5.00%, 05/15/31	1,200	1,478,664
5.00%, 05/15/32	1,800	2,210,166
5.00%, 05/15/33	675	826,902
5.00%, 05/15/34	1,650	2,015,722
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A, AMT:
5.00%, 03/01/30	500	609,200
5.00%, 03/01/31	1,500	1,821,255
5.00%, 03/01/32	1,000	1,209,300
5.00%, 03/01/33	975	1,175,353
5.00%, 03/01/34	1,250	1,503,187
5.00%, 03/01/35	2,000	2,389,800
Compton Unified School District, GO, Series B (BAM)(a):
0.00%, 06/01/33	1,000	757,860
0.00%, 06/01/34	1,125	821,678
0.00%, 06/01/35	1,000	704,270
0.00%, 06/01/36	1,000	676,680
County of San Diego Regional Airport Authority, ARB, AMT, Sub-Series B, 5.00%, 07/01/33	1,000	1,223,730
El Camino Community College District Foundation, GO, CAB, Election of 2002, Series C(a):
0.00%, 08/01/30	9,090	8,163,184
0.00%, 08/01/31	12,465	10,908,994
0.00%, 08/01/32	17,435	14,863,686
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/29	14,500	17,927,800
Los Angeles California Unified School District, GO, Election of 2008, Series A, 4.00%, 07/01/33	3,000	3,451,290
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFuel Corp., Los Angeles International, AMT, 5.00%, 01/01/32	4,110	4,340,160
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,465	3,183,005
Monterey Peninsula Community College District, GO, Refunding, CAB(a):
0.00%, 08/01/30	3,500	2,886,030
0.00%, 08/01/31	5,940	4,676,146
Poway Unified School District, GO, Election of 2008, Series A(a):
0.00%, 08/01/30	10,000	8,888,700
0.00%, 08/01/32	12,500	10,542,500

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
State of California, GO, Refunding, 5.00%, 08/01/30	$10,000	$12,961,500
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	750	786,210

		157,093,229

Colorado — 3.4%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	767,816
5.50%, 12/01/29	750	831,645
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/30(a)	1,000	796,990
City & County of Denver Colorado Airport System RevenueÐ_, Refunding ARB, AMT, Series A, 5.00%, 12/01/33	25,000	31,162,250
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds(b):
4.00%, 12/01/23	1,000	1,005,170
4.10%, 12/01/24	5,080	5,110,378
4.20%, 12/01/25	5,280	5,316,590
Colorado Health Facilities Authority, Refunding RB:
Commonspirit Health, Series A, 4.00%, 08/01/37	3,000	3,398,070
Covenant Retirement Communities, Series A, 5.00%, 12/01/33	3,000	3,139,950
NCMC, Inc. Project, 4.00%, 05/15/26(e)	2,860	3,457,197
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.25%, 12/01/30	500	515,325
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, Senior Limited Property, Series A:
5.00%, 12/01/27	1,500	1,790,730
5.00%, 12/01/28	1,500	1,787,850
5.00%, 12/01/30	1,350	1,603,004
5.00%, 12/01/31	1,500	1,775,340
Tallyns Reach Metropolitan District No. 3, GO, Refunding, Go, Refunding, Convertible to Unlimited Tax, 5.00%, 12/01/33	503	505,857

		62,964,162

Connecticut — 0.8%
Capital Region Development Authority, Refunding RB:
5.00%, 06/15/30	1,095	1,380,248
5.00%, 06/15/31	1,125	1,408,331
State of Connecticut, GO, Series A, 5.00%, 04/15/33	7,000	8,855,980
State of Connecticut Health & Educational Facilities Authority, RB:
Sacred Heart University Issue, Series I-1, 5.00%, 07/01/35	400	483,484
Series A, 5.00%, 01/01/30(b)	370	402,927
State of Connecticut Health & Educational Facilities Authority, Refunding RB, Series G-1(b):
5.00%, 07/01/27	225	254,115
5.00%, 07/01/28	300	342,087
5.00%, 07/01/29	300	345,144
5.00%, 07/01/30	300	343,443
5.00%, 07/01/32	425	482,277
5.00%, 07/01/34	355	399,538

		14,697,574

Delaware — 0.3%
County of Kent Delaware, RB, CHF-Dover, LLC-Delaware State University Project, Series A:
4.00%, 07/01/22	230	232,875
5.00%, 07/01/24	705	743,394
5.00%, 07/01/25	805	855,836
5.00%, 07/01/26	850	909,645
5.00%, 07/01/27	890	956,688
5.00%, 07/01/28	935	1,004,358

Security	Par (000)	Value

Delaware (continued)
State of Delaware Health Facilities Authority, RB, Beebe Medical Center Project, 4.00%, 06/01/35	$1,250	$1,380,662

		6,083,458

District of Columbia — 0.1%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 07/01/23(e)	1,700	1,989,221

Florida — 8.2%
Capital Trust Agency, Inc., RB, Renaissance Charter School, Inc., Series A, 4.00%, 06/15/29(b)	1,790	1,894,858
Central Florida Expressway Authority, Refunding RB, Senior Lien:
5.00%, 07/01/32	1,610	2,061,637
5.00%, 07/01/33	2,750	3,500,585
City of Lakeland Florida, Refunding RB, Lakeland Regional Health System, 5.00%, 11/15/30	3,750	4,573,800
City of Tampa Florida, Refunding RB, H. Lee Moffitt Cancer Center Project, Series A, 4.00%, 09/01/33	10,000	10,571,800
County of Broward Florida, RB, Fort Lauderdale Fuel Facilities, Series A, AMT (AGM):
5.00%, 04/01/30	600	655,446
5.00%, 04/01/33	740	806,393
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25(b)	7,250	7,265,950
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 04/01/32	6,690	7,711,362
County of Miami-Dade Florida School Board, COP, Refunding, Series A, 5.00%, 05/01/32	9,000	10,923,930
County of Orange Convention Center, Refunding RB, 4.00%, 10/01/32	9,485	10,441,183
County of Orange Florida Tourist Development Tax Revenue, Refunding RB, 5.00%, 10/01/30	11,470	14,646,616
County of Palm Beach Florida, RB, S/F Housing, Palm Beach Atlantic University, 5.00%, 04/01/29(b)	1,000	1,075,090
County of Palm Beach Florida Health Facilities Authority, RB, Lifespace Communities, Inc., 5.00%, 05/15/31	410	446,822
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/32	16,805	19,524,553
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B(a):
0.00%, 06/01/30	2,000	1,789,880
0.00%, 06/01/31	1,295	1,130,626
0.00%, 06/01/32	2,495	2,123,270
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 05/01/31	1,200	1,275,312
Florida Development Finance Corp., RB, Waste Pro USA, Inc. Project, AMT, 5.00%, 05/01/29(b)	6,930	7,398,884
Florida Development Finance Corp., Refunding RB, Renaissance Charter School, Inc., Series C, 4.00%, 09/15/30(b)	470	492,485
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	2,071,520
Jacksonville Florida Port Authority, Refunding ARB, AMT, 4.50%, 11/01/22(e)	630	688,061
Jacksonville Florida Port Authority, Refunding RB, AMT, 4.50%, 11/01/22 (e)	8,815	9,627,390
Lakewood Ranch Stewardship District, Special Assessment Bonds, S/F Housing, Stewardship Dist-Azario Project, 3.40%, 05/01/30	375	378,923
LT Ranch Community Development District, Special Assessment Bonds, 3.40%, 05/01/30	985	995,953

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center, 5.00%, 11/15/30	$1,000	$1,130,960
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(e)	3,825	4,374,805
Tolomato Community Development District, Refunding, Special Assessment Bonds, Series A-2, 3.85%, 05/01/29	520	528,752
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 05/01/23	1,205	1,246,717
5.00%, 05/01/32	5,335	5,509,188
Village Community Development District No. 5, Refunding, Special Assessment Bonds, Sumter County:
Phase I, 3.50%, 05/01/28	5,330	5,588,558
Phase II, 4.00%, 05/01/33	1,055	1,114,185
Phase II, 4.00%, 05/01/34	2,245	2,368,408
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 05/01/29	5,575	5,805,192

		151,739,094

Georgia — 1.2%
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/29	1,250	1,578,487
5.00%, 05/15/30	8,000	10,069,680
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, Series A, 5.00%, 01/01/34	8,000	10,021,360

		21,669,527

Idaho — 0.0%
Idaho Housing & Finance Association, RB, Compass Charter School Project, Series A, 4.63%, 07/01/29(b)	185	196,094

Illinois — 14.3%
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series C, 5.00%, 12/01/30	7,025	7,823,321
Dedicated Revenues, Series F, 5.00%, 12/01/22	4,760	5,006,616
Series C, 5.00%, 12/01/22	14,830	15,598,342
Chicago Housing Authority, RB, M/F Housing, Series A:
5.00%, 01/01/33	3,000	3,756,660
5.00%, 01/01/35	1,500	1,856,865
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/33	5,000	5,509,400
Chicago Transit Authority, Refunding RB:
Section 5307, Urbanized Area Formula Funds, 5.00%, 06/01/26	2,000	2,411,640
Section 5337, State of Good Repair Formula Funds, 5.00%, 06/01/26	1,000	1,240,080
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 01/01/31	10,375	10,744,558
4.00%, 01/01/32	10,790	11,170,455
4.00%, 01/01/33	11,220	11,610,568
4.00%, 01/01/35	9,135	9,444,859
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, (AGM), 5.00%, 01/01/30	730	812,132
City of Chicago O’Hare International Airport, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 01/01/27	5,000	5,203,450
City of Chicago O’Hare International Airport, Refunding GARB, Senior Lien, Series B, 5.00%, 01/01/33	6,000	7,255,860
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,742,731
4.00%, 12/01/31	1,715	1,843,419

Security	Par (000)	Value

Illinois (continued)
Counties of Kane McHenry Cook & De Kalb Unit School District No. 300, GO, Refunding, Series A, 5.00%, 01/01/30	$6,350	$7,942,326
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	20,449,348
Illinois Finance Authority, Refunding RB:
DePaul University, Series A, 5.00%, 10/01/30	1,000	1,207,360
DePaul University, Series A, 4.00%, 10/01/32	1,000	1,124,630
Lutheran Communities, Series A, 4.00%, 11/01/24	425	431,005
Lutheran Communities, Series A, 5.00%, 11/01/26	460	490,328
Lutheran Communities, Series A, 5.00%, 11/01/28	1,745	1,872,525
Lutheran Communities, Series A, 5.00%, 11/01/29	1,840	1,976,031
Lutheran Communities, Series A, 5.00%, 11/01/30	1,935	2,066,038
Presence Health Network, Series C, 5.00%, 02/15/30	12,000	14,933,640
Rush University Medical Center, Series A, 5.00%, 11/15/31	8,415	9,941,902
Rush University Medical Center, Series A, 5.00%, 11/15/32	2,075	2,443,458
Rush University Medical Center, Series A, 5.00%, 11/15/33	2,125	2,493,241
The Peoples Gas Light & Coke Company Project, 4.00%, 02/01/33	11,000	11,868,890
The University of Chicago Medical Centre, Series B, 5.00%, 08/15/30	3,205	3,956,316
Illinois State Toll Highway Authority, Refunding RB, Senior, Series A, 4.00%, 12/01/31	20,000	22,728,800
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
5.00%, 12/15/28	1,200	1,329,228
5.00%, 12/15/30	1,385	1,517,988
State of Illinois, GO :
Series A, 5.00%, 12/01/28	9,950	11,485,683
Series D, 5.00%, 11/01/28	10,805	12,459,029
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/30	7,000	8,113,910
Upper Illinois River Valley Development Authority, Refunding RB, Prairie Crossing Charter School, 4.00%, 01/01/31(b)	370	376,871
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 02/01/29	9,080	9,853,525
4.00%, 02/01/30	9,835	10,664,681

		264,757,709

Indiana — 2.7%
City of Indianapolis Department of Public Utilities Water System Revenue, Refunding RB, First Lien, Series A, 5.00%, 10/01/35	10,000	12,800,800
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 01/01/24	1,105	1,165,709
City of Whiting Indiana, RB, BP Products North America, Inc. Project, AMT, 5.00%, 03/01/46(d)	8,500	9,393,010
Indiana Finance Authority, Refunding RB, Community Health Network Project, Series A, 4.00%, 05/01/35	22,565	24,217,660
Northern Indiana Commuter Transportation District, RB:
5.00%, 07/01/32	1,000	1,218,310
5.00%, 07/01/33	1,400	1,700,734

		50,496,223

Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	13,345	14,031,200

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iowa (continued)
PEFA, Inc., RB, 5.00%, 09/01/49(d)	$21,415	$26,167,203

		40,198,403

Kansas — 0.1%
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,632,725

Kentucky — 0.6%
County of Louisville/Jefferson Metropolitan Government, Refunding RB, Norton Healthcare, Inc., Series A, 5.00%, 10/01/32	7,300	8,811,611
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier-Downtown Crossing Project:
Series B, 0.00%, 07/01/30(a)	1,230	821,345
Convertible Series C, 6.40%, 07/01/33(f)	1,500	1,502,685

		11,135,641

Louisiana — 3.1%
City of Ruston Louisiana, RB (AGM):
5.00%, 06/01/29	1,060	1,315,460
5.00%, 06/01/30	1,000	1,239,130
5.00%, 06/01/31	1,020	1,260,506
5.00%, 06/01/32	1,225	1,509,433
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	2,130	2,154,431
Louisiana Public Facilities Authority, RB, Series A(b):
Lake Charles Collage Prep Project, 5.00%, 06/01/29	710	764,088
Young Audiences Charter School Project, 5.00%, 04/01/30	525	554,563
Louisiana Public Facilities Authority, Refunding RB:
5.00%, 05/15/29	1,235	1,483,247
5.00%, 05/15/30	990	1,185,901
3.00%, 05/15/31	2,225	2,355,986
5.00%, 05/15/32	1,485	1,765,323
5.00%, 05/15/33	2,175	2,576,549
Entergy Louisiana, Series B, 3.50%, 06/01/30	5,990	6,128,369
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A, 5.00%, 07/01/30	3,000	3,198,810
Parish of St. John the Baptist Louisiana, Refunding RB, Marathon Oil Corporation Project(d):
2.00%, 06/01/37	2,250	2,230,898
2.10%, 06/01/37	1,305	1,286,965
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT, 5.00%, 04/01/23(e)	2,875	3,226,210
State of Louisiana, GO, Series A, 4.00%, 05/15/30	6,540	7,160,057
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 07/01/29	1,925	2,129,647
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 05/15/31	3,425	3,511,584
5.25%, 05/15/32	4,375	4,614,706
5.25%, 05/15/33	4,750	5,005,692
5.25%, 05/15/35	1,500	1,613,325

		58,270,880

Maine — 0.1%
City of Portland Maine General Airport Revenue, Refunding RB, Green Bond:
5.00%, 01/01/33	695	864,872
5.00%, 01/01/34	305	376,974
4.00%, 01/01/35	1,000	1,129,200

		2,371,046

Security	Par (000)	Value

Maryland — 1.9%
City of Baltimore Maryland, Refunding RB, Convention Center Hotel, 5.00%, 09/01/31	$1,250	$1,151,325
County of Anne Arundel Maryland Consolidated, Special Taxing District, Special Tax Bonds, Villages At Two Rivers Project :
4.20%, 07/01/24	540	545,989
4.90%, 07/01/30	1,315	1,339,091
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/33	1,765	2,197,231
County of Prince George’s Maryland, Tax Allocation Bonds, Westphalia Town Center Project, 5.00%, 07/01/30(b)	585	614,677
Maryland EDC, RB, Purple Line Light Rail Project, Series D, AMT, 5.00%, 03/31/30	1,325	1,327,835
Maryland EDC, Refunding RB, CNX Marine Terminal, Inc., 5.75%, 09/01/25	1,985	1,988,553
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, Series A, 5.00%, 01/01/31	2,865	3,298,961
Charlestown Community, Series A, 5.00%, 01/01/32	3,010	3,452,711
Charlestown Community, Series A, 5.00%, 01/01/33	3,165	3,616,171
LifeBridge Health Issue, 5.00%, 07/01/31	1,000	1,240,120
LifeBridge Health Issue, 5.00%, 07/01/32	500	617,335
LifeBridge Health Issue, 5.00%, 07/01/33	1,000	1,231,270
Lifebridge Health Issue, 5.00%, 07/01/33	385	464,160
Lifebridge Health Issue, 5.00%, 07/01/34	775	950,367
Meritus Medical Center, 5.00%, 07/01/29	2,200	2,514,534
Meritus Medical Center, 5.00%, 07/01/31	1,400	1,593,592
Meritus Medical Center, 5.00%, 07/01/33	1,200	1,360,404
State of Maryland, GO, State and Local Facilities Loan of 2019, First Series, 3.00%, 03/15/34	5,000	5,698,350

		35,202,676

Massachusetts — 2.2%
Commonwealth of Massachusetts, GO, Refunding, Series A (AMBAC), 5.50%, 08/01/30	2,500	3,595,550
Commonwealth of Massachusetts, GO, Series I, 5.00%, 12/01/33	5,000	6,284,850
Massachusetts Bay Transportation Authority, Refunding RB, CAB, Series A, 0.00%, 07/01/32(a)	5,500	4,346,375
Massachusetts Development Finance Agency, RB:
Emmanuel College Issue, Series A, 5.00%, 01/01/33	1,070	1,229,836
UMass Darthmouth Student Housing Project, 5.00%, 10/01/29	2,365	2,490,889
UMass Darthmouth Student Housing Project, 5.00%, 10/01/30	2,485	2,609,722
Massachusetts Development Finance Agency, Refunding RB, Series A:
5.00%, 01/01/32	2,020	2,369,036
5.00%, 01/01/33	1,500	1,747,110
5.00%, 01/01/34	2,085	2,413,471
5.00%, 01/01/35	2,000	2,303,840
Emmanuel College Issue, 5.00%, 10/01/31	3,635	4,247,934
Emmanuel College Issue, 5.00%, 10/01/33	1,285	1,485,576
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 07/01/29	4,495	4,738,359

		39,862,548

Michigan — 1.6%
City of Detroit Michigan, GO:
5.00%, 04/01/26	735	779,776
5.00%, 04/01/27	580	618,448

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
5.00%, 04/01/28	$665	$711,949
5.00%, 04/01/29	665	709,668
5.00%, 04/01/30	510	552,243
5.00%, 04/01/31	735	779,122
5.00%, 04/01/32	625	660,369
5.00%, 04/01/33	830	873,957
Michigan Finance Authority, Refunding RB:
MidMichigan Health, 5.00%, 06/01/33	2,750	3,161,043
Oakwood Obligation Group, 5.00%, 08/15/30	2,105	2,366,231
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 12/31/32	2,000	2,315,480
Michigan Strategic Fund, Refunding RB, Holland Home Obligated Group:
5.00%, 11/15/29	1,260	1,372,354
5.00%, 11/15/34	1,410	1,493,218
Saginaw Valley State University, Refunding RB, Series A:
5.00%, 07/01/31	2,070	2,520,763
5.00%, 07/01/32	1,430	1,735,477
State of Michigan Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	8,195	8,650,560

		29,300,658

Minnesota — 0.4%
City of Spring Lake Park Minnesota, RB, Academy for Higher Learning Project, 4.00%, 06/15/29	1,185	1,232,270
Sartell-St Stephen Independent School District No. 748, GO, Capital Appreciation Bonds, Series B(a):
0.00%, 02/01/30	3,915	3,225,177
0.00%, 02/01/31	2,190	1,736,998
0.00%, 02/01/32	1,450	1,104,987

		7,299,432

Mississippi — 1.5%
Mississippi Development Bank, Refunding RB, Municipal Energy Agency of Mississippi, Series A (AGM):
5.00%, 03/01/30	2,280	2,677,427
5.00%, 03/01/31	1,595	1,866,182
5.00%, 03/01/32	2,000	2,331,640
5.00%, 03/01/33	1,275	1,481,601
State of Mississippi, RB:
Series A, 5.00%, 10/15/35	5,000	5,982,550
Series E, 5.00%, 10/15/33	12,225	13,886,377

		28,225,777

Missouri — 0.6%
City of St. Louis Missouri IDA, Refunding RB, Ballpark Village Development Project, Series A, 3.88%, 11/15/29	970	860,128
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	2,187,483
St. Louis College of Pharmacy, 5.00%, 05/01/30	3,000	3,216,390
The Children’s Mercy Hospital, 5.00%, 05/15/31	1,175	1,423,630
The Children’s Mercy Hospital, 4.00%, 05/15/32	1,680	1,918,123
The Children’s Mercy Hospital, 4.00%, 05/15/33	2,000	2,274,100

		11,879,854

Montana — 0.6%
City of Forsyth Montana, Refunding RB, Puget Sound Energy Project, Series A, 3.90%, 03/01/31(d)	10,050	10,696,918

Nebraska — 0.6%
Central Plains Energy Project, RB:
Energy Project No. 3, 5.00%, 09/01/27	5,000	5,422,150
Gas Project No. 3, 5.00%, 09/01/32	4,500	4,877,415

Security	Par (000)	Value

Nebraska (continued)
Elkhorn School District, GO, Elkhorn Public Schools:
4.00%, 12/15/32	$325	$399,594
4.00%, 12/15/33	375	458,014

		11,157,173

Nevada — 0.1%
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/27(b)	335	362,266
State of Nevada Department of Business & Industry, RB, Somerset Academy, Series A, 4.50%, 12/15/29(b)	655	692,027

		1,054,293

New Hampshire — 0.4%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project, Series A, AMT, 4.00%, 11/01/27(b)	2,205	2,245,594
New Hampshire State Turnpike System, RB, Series C, 4.00%, 08/01/33	4,350	4,650,150

		6,895,744

New Jersey — 14.7%
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.00%, 11/01/21	2,465	2,518,293
5.00%, 11/01/22	1,890	1,962,104
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,270	1,331,163
New Jersey EDA, RB:
Beloved Community Charter School, Inc. Project, Series A, 4.00%, 06/15/29(b)	665	695,690
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,740	1,804,571
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	1,315	1,369,073
Foundation Academy Charter School Project, Series A, 4.00%, 07/01/29	350	369,891
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.00%, 01/01/28	4,705	5,228,384
Series DDD, 5.00%, 06/15/35	2,000	2,300,040
State Government Buildings Project, Series A, 5.00%, 06/15/32	4,500	5,269,455
State Government Buildings Project, Series C, 5.00%, 06/15/32	3,600	4,215,564
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/26	10,610	11,001,509
Cigarette Tax, 4.25%, 06/15/27	16,500	16,862,505
Cranes Mill Project, 5.00%, 01/01/29	2,280	2,372,317
Provident Group — Montclaire Properties LLC (AGM), 5.00%, 06/01/28	1,000	1,235,750
Provident Group — Montclaire Properties LLC (AGM), 5.00%, 06/01/30	1,500	1,837,020
Provident Group — Montclaire Properties LLC (AGM), 5.00%, 06/01/31	1,750	2,135,420
Provident Group — Montclaire Properties LLC (AGM), 4.00%, 06/01/32	2,125	2,429,491
Series BBB, 5.50%, 06/15/29	10,000	12,011,600
Series MMM, 4.00%, 06/15/35	5,000	5,496,750
Sub-Series A, 4.00%, 07/01/32	9,855	10,499,221
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	5,000	5,201,150
New Jersey Educational Facilities Authority, RB, Higher Education Capital Improvement Fund, Series A, 4.00%, 09/01/30	5,860	6,267,622

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Princeton HealthCare System, 5.00%, 07/01/29	$2,900	$3,536,666
Princeton HealthCare System, 5.00%, 07/01/30	2,400	2,919,144
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/30	11,245	13,703,832
St. Joseph Health System, 5.00%, 07/01/28	1,500	1,716,930
St. Joseph Health System, 5.00%, 07/01/29	1,250	1,426,675
St. Joseph Health System Obligated Group Issue, 5.00%, 07/01/30	1,100	1,250,612
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, AMT:
Series 1A, 5.00%, 12/01/25	5,500	6,316,200
Series 1A, 5.00%, 12/01/26	2,250	2,577,397
Series A, 4.00%, 12/01/32	2,500	2,710,950
Series A, 4.00%, 12/01/33	2,000	2,154,920
Series A, 4.00%, 12/01/34	1,000	1,072,190
Series A, 4.00%, 12/01/35	1,000	1,067,690
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	12,350	13,450,879
New Jersey Transportation Trust Fund Authority, RB:
Series BB, 5.00%, 06/15/30	1,500	1,809,600
Transportation Program, Series AA, 5.25%, 06/15/27	4,225	4,910,802
Transportation Program, Series AA, 5.25%, 06/15/28	4,500	5,214,735
Transportation System, Series AA, 4.00%, 06/15/30	10,815	11,295,943
Transportation System, Series C, 5.25%, 06/15/32	10,000	11,275,800
Transportation System, Series D, 5.00%, 06/15/32	5,000	5,593,300
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A:
Federal Highway Reimbursement Revenue Notes, 5.00%, 06/15/30	6,600	7,659,894
5.00%, 12/15/30	21,325	25,608,979
Newark Housing Authority Scholarship Foundation A New Jersey Non, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 01/01/27	5,000	5,720,200
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A, 5.00%, 11/01/33	500	551,540
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/30	16,740	21,045,193
5.00%, 06/01/32	8,270	10,295,406
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 07/15/30	2,000	2,276,400
5.00%, 07/15/31	1,450	1,649,216

		273,225,676

New Mexico — 1.4%
City of Santa Fe New Mexico, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/34	480	501,288
New Mexico Educational Assistance Foundation, RB, AMT:
Series A-1 (GTD), 3.88%, 04/01/34	2,000	2,132,380
Education Loan, Series A-1, 3.75%, 09/01/31	6,250	6,680,312
Education Loan, Series A-2, 3.80%, 11/01/32	5,850	6,244,466
Education Loan, Series A-2, 3.80%, 09/01/33	10,000	10,650,300

		26,208,746

New York — 3.8%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 4.50%, 01/01/25(b)	820	845,691
County of Nassau New York, GO, Series A (AGM):
5.00%, 04/01/34	4,165	5,223,201
5.00%, 04/01/35	4,385	5,477,084

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB:
CAB, Series A, 0.00%, 11/15/30(a)	$23,000	$17,318,770
Green Bond, Climate Bond Certified, Series C-1, 5.00%, 11/15/34	10,000	11,165,000
Green Bond, CAB, Series C-2, 0.00%, 11/15/32(a)	19,315	12,818,207
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/30	4,980	6,337,299
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
4.00%, 07/01/32	5,500	5,846,225
4.00%, 07/01/33	6,000	6,352,560

		71,384,037

Ohio — 1.3%
County of Butler Ohio, Refunding RB, UC Health:
5.00%, 11/15/30	1,225	1,516,869
5.00%, 11/15/31	2,500	3,079,375
5.00%, 11/15/32	2,200	2,698,850
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 07/01/28	470	470,531
5.63%, 07/01/32	940	941,194
County of Hamilton Ohio Sales Tax Revenue, Refunding RB, Series A, 5.00%, 12/01/30	4,500	5,513,355
Ohio Air Quality Development Authority, Refunding RB, Ohio Valley Electric Corp., 3.25%, 09/01/29	4,450	4,641,127
State of Ohio, RB, Portsmouth Bypass Project, AMT (AGM):
5.00%, 12/31/29	1,625	1,917,110
5.00%, 12/31/30	2,400	2,822,808

		23,601,219

Oklahoma — 0.7%
Norman Regional Hospital Authority, Refunding RB:
5.00%, 09/01/27	2,100	2,514,141
5.00%, 09/01/28	2,000	2,387,880
5.00%, 09/01/29	2,150	2,560,715
5.00%, 09/01/30	5,130	6,092,285

		13,555,021

Oregon — 0.5%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	8,984,023

Pennsylvania — 17.9%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(b):
5.00%, 05/01/23	490	506,190
5.00%, 05/01/28	835	903,412
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/27	6,750	7,064,752
5.00%, 05/01/28	5,000	5,231,200
5.00%, 05/01/29	3,745	3,916,633
5.00%, 05/01/30	5,300	5,540,620
Chester County Health and Education Facilities Authority, Refunding RB, Series A:
Main Line Health System, 5.00%, 10/01/32	1,450	1,809,063
Main Line Health System, 5.00%, 10/01/33	2,300	2,863,109
Simpson Senior Services Project, 5.00%, 12/01/30	2,180	2,203,500
City of Philadelphia Pennsylvania, GO, Refunding:
(AGM), 4.00%, 08/01/32	6,000	7,071,420
(AGM), 5.00%, 08/01/30	9,235	11,611,073
Series A, 5.00%, 08/01/30	4,500	5,623,920

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/30	$3,500	$4,434,465
5.00%, 06/01/32	6,000	7,523,100
Commonwealth of Pennsylvania, GO, Refunding, 1st Series, 4.00%, 01/01/30	7,000	8,299,340
County of Allegheny Hospital Development Authority, Refunding RB, Allegheny Health Network Obligated Group Issue, Series A:
5.00%, 04/01/31	3,075	3,808,572
5.00%, 04/01/34	3,345	4,071,701
5.00%, 04/01/35	1,000	1,211,060
County of Chester IDA, Woodlands at Graystone Project, 4.38%, 03/01/28(b)	265	265,167
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries Project:
5.00%, 01/01/29	1,300	1,397,136
5.00%, 01/01/30	2,675	2,866,503
5.00%, 01/01/32	1,510	1,620,049
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, Series A, 4.00%, 06/01/31	2,275	2,536,193
County of Delaware Authority, Refunding RB, Cabrini University:
5.00%, 07/01/28	800	926,008
5.00%, 07/01/29	1,365	1,574,828
5.00%, 07/01/30	1,435	1,646,691
County of Lancaster Hospital Authority, Refunding RB, University of Pennsylvania Health System Obligation, Series A, 3.00%, 08/15/30	2,535	2,748,777
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University:
5.00%, 09/01/31	1,750	2,180,710
5.00%, 09/01/32	1,315	1,629,101
4.00%, 09/01/34	3,000	3,456,240
4.00%, 09/01/35	1,735	1,987,599
4.00%, 09/01/36	1,500	1,712,460
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 05/15/22(e)	2,500	2,715,850
Albert Einstein Healthcare Network, Series A, 5.25%, 01/15/29	3,250	3,557,222
Albert Einstein Healthcare Network, Series A, 5.25%, 01/15/30	6,185	6,752,969
Whitemarsh Continuing Care Retirement Community Project, 5.00%, 01/01/30	2,000	2,007,780
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 08/15/33	12,660	13,997,656
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/34	5,400	6,675,048
County of Westmoreland Municipal Authority, Refunding RB (BAM):
5.00%, 08/15/27	1,500	1,813,980
5.00%, 08/15/31	5,000	6,277,900
5.00%, 08/15/32	17,945	22,439,146
Geisinger Authority, Refunding RB, Geisinger Health System, Series A-2:
5.00%, 02/15/32	4,000	4,896,640
5.00%, 02/15/34	1,750	2,130,887

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/29	$5,000	$5,682,550
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/30	13,100	14,803,786
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/34	16,500	18,279,195
UPMC, Series A-1, 5.00%, 04/15/30	2,500	3,268,700
Pennsylvania Economic Development Financing Authority, Refunding RB, University of Pittsburgh Medical Center, 5.00%, 03/15/31	4,500	5,402,475
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 5.00%, 06/15/30	7,910	9,716,011
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 5.00%, 05/01/30	425	512,121
Drexel University, 5.00%, 05/01/31	1,275	1,531,466
Drexel University, 5.00%, 05/01/32	1,750	2,095,817
Drexel University, 5.00%, 05/01/33	3,320	3,965,740
Drexel University, 5.00%, 05/01/35	1,000	1,188,140
La Salle University, 4.00%, 05/01/32	3,000	3,045,660
Pennsylvania Housing Finance Agency, Refunding RB, Series 125-A, AMT, 3.40%, 10/01/32	9,000	9,619,110
Pennsylvania Turnpike Commission, RB, Sub-Series B-1:
5.00%, 06/01/31	3,000	3,648,510
5.00%, 06/01/32	4,075	4,935,314
5.00%, 06/01/33	4,000	4,830,880
Pennsylvania Turnpike Commission, Refunding RB:
Motor License Fund, Enhanced Turnpike, 5.00%, 12/01/30	5,000	6,174,000
Subordinate, Series B-2 (AGM), 5.00%, 06/01/34	4,000	4,874,120
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/32	1,000	1,221,340
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/33	1,815	2,205,769
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/34	1,500	1,814,550
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/35	2,005	2,415,905
Philadelphia Authority for Industrial Development, RB, Independence Charter School West Project, 4.00%, 06/15/29	350	359,128
Philadelphia Gas Works Co., Refunding RB, General Ordinance, Series 14-T, 5.00%, 10/01/30	425	507,680
Southeastern Pennsylvania Transportation Authority, RB:
5.00%, 06/01/21	250	259,585
5.00%, 06/01/30	5,000	6,764,800
State Public School Building Authority, RB, School District of Philadelphia Project, 5.00%, 04/01/22(e)	23,630	25,530,325
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc. Student Housing Project:
5.00%, 07/01/30	825	849,470
5.00%, 07/01/30	1,280	1,303,501
Wayne County Hospital & Health Facilities Authority, RB, Wayne Memorial Hospital Project, Series A (GTD):
5.00%, 07/01/31	460	572,217
4.00%, 07/01/33	440	504,429

		331,387,964

Puerto Rico — 4.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Restructured(a):
Series A-1, 0.00%, 07/01/29	14,055	11,261,569
Series A-1, 0.00%, 07/01/31	34,336	25,030,601

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Series A-1, 0.00%, 07/01/33	$43,149	$29,188,141
Series B-1, 0.00%, 07/01/31	5,755	4,179,396
Series B-1, 0.00%, 07/01/33	6,477	4,355,005

		74,014,712

Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, 5.00%, 05/15/30	1,500	1,750,335
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Homeownership Opportunity Bonds, Series 68-B, 3.00%, 10/01/31	13,500	14,223,735
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/28	2,750	3,185,325
5.00%, 06/01/29	4,500	5,206,185
5.00%, 06/01/30	4,215	4,866,765

		29,232,345

South Carolina — 0.6%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/35	10,000	11,673,800

Tennessee — 0.6%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/36	2,000	2,250,020
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health System, Series A, 5.00%, 10/01/31	6,210	6,967,682
Counties of Nashville & Davidson Tennessee Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/31	1,300	1,539,382
County of Memphis-Shelby Industrial Development Board, Refunding, Tax Allocation Bonds, Graceland Project, Series A, 4.75%, 07/01/27	525	529,116

		11,286,200

Texas — 13.6%
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 01/01/30	1,600	1,835,888
5.00%, 01/01/31	1,175	1,344,940
5.00%, 01/01/33	1,500	1,705,770
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 08/15/32	12,500	13,990,625
5.00%, 08/15/33	14,000	15,631,700
City of Houston Texas Airport System Revenue, Refunding RB, Series D, 5.00%, 07/01/33	7,000	8,772,050
City of Houston Texas Combined Utility System Revenue, Refunding RB, First Lien, Series B:
5.25%, 11/15/33	4,000	5,083,960
5.00%, 11/15/34	7,315	9,141,994
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/33	1,650	1,851,795
Clifton Higher Education Finance Corp., Refunding RB, Series A:
Idea Public Schools (PSF-GTD), 4.00%, 08/15/31	1,250	1,469,800
Idea Public Schools (PSF-GTD), 4.00%, 08/15/33	1,200	1,405,008
Uplift Education, 3.10%, 12/01/22	480	485,131
Uplift Education, 3.95%, 12/01/32	1,800	1,827,378
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series C, 4.00%, 08/15/33	12,325	13,125,632

Security	Par (000)	Value

Texas (continued)
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 01/01/28	$500	$526,110
6.38%, 01/01/33	460	488,584
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 01/01/33	1,090	1,113,577
YMCA of the Greater Houston Area, 5.00%, 06/01/28	1,150	1,194,425
YMCA of the Greater Houston Area, 5.00%, 06/01/33	3,000	3,065,730
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 05/01/30	26,120	29,490,525
Series B (AMBAC), AMT, 4.55%, 05/01/30	10,000	11,441,000
Series B-2, 4.00%, 06/01/30	12,995	13,442,288
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(a):
0.00%, 09/15/31	6,235	4,723,012
0.00%, 09/15/32	15,135	10,882,368
County of Nueces Texas, GO, Refunding:
4.00%, 02/15/33	1,165	1,443,517
4.00%, 02/15/35	725	889,111
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Christus Health, Series B, 5.00%, 07/01/35	6,000	7,539,540
Baylor Health Care System Project, Series A, 4.00%, 11/15/31	5,500	5,966,675
Baylor Health Care System Project, Series A, 4.00%, 11/15/32	15,420	16,710,654
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, Series A-1, 5.00%, 10/01/29	1,000	1,068,470
Leander ISD, GO, CAB, Refunding, Series D (PSF-GTD)(a):
0.00%, 08/15/31	1,200	833,088
0.00%, 08/15/32	2,000	1,346,420
0.00%, 08/15/33	4,485	2,870,938
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(b)	3,805	4,039,007
New Hope Cultural Education Facilities Finance Corp., RB, Series A(b):
CityScape Schools, Inc., 4.00%, 08/15/29	335	348,400
Jubilee Academic Center Project, 3.63%, 08/15/22	195	196,176
Jubilee Academic Center Project, 4.25%, 08/15/27	450	453,614
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 5.00%, 01/01/35	5,750	7,027,765
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 01/01/22	275	278,011
5.50%, 01/01/32	1,000	1,016,170
Socorro Independent School District, GO, Refunding, Series B (PSF-GTD), 4.00%, 08/15/34	3,000	3,602,520
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/30	13,000	13,759,590
5.00%, 12/15/31	25,000	26,437,250
Texas Public Finance Authority, Refunding RB, Midwestern State University, 4.00%, 12/01/31	1,650	1,870,919
Texas Transportation Commission State Highway Fund, Refunding RB, 1st Tier, 5.00%, 10/01/22	1,000	1,103,740

		252,840,865

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah — 0.3%
Utah Transit Authority, Refunding RB, Subordinate, 4.00%, 12/15/31	$5,000	$5,762,700

Virginia — 0.6%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A, 5.00%, 12/01/32	2,000	2,093,920
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 07/01/30	3,000	3,032,040
4.50%, 07/01/32	1,100	1,109,097
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 03/01/26	500	500,125
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 07/01/34	3,940	4,078,373

		10,813,555

Washington — 2.3%
Grant & Douglas Counties School District No. 144-101 Quincy, GO, 4.00%, 12/01/34	7,475	8,738,126
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
5.00%, 09/01/27	1,000	1,008,730
5.25%, 09/01/32	1,850	1,860,693
Port of Seattle Washington, Refunding ARB, Intermediate Lien, Series C, AMT, 5.00%, 05/01/33	6,695	8,071,559
Port of Seattle Washington, Refunding RB, Intermediate Lien, AMT, Series C, 5.00%, 05/01/34	6,000	7,208,400
Washington Biomedical Research Properties 3.2, RB, Series A:
5.00%, 01/01/31	1,000	1,210,460
5.00%, 01/01/32	1,140	1,378,271
Washington Health Care Facilities Authority, Refunding RB, MultiCare Health System, Series B, 5.00%, 08/15/35	9,485	11,700,886
Washington State Housing Finance Commission, Refunding RB, Emerald Heights Project:
5.00%, 07/01/28	1,000	1,084,280
5.00%, 07/01/33	1,100	1,188,242

		43,449,647

West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB, West Virginia University Health System, Series A:
5.00%, 06/01/31	1,950	2,350,315
5.00%, 06/01/33	1,100	1,313,631

		3,663,946

Wisconsin — 2.0%
Public Finance Authority, RB, Series A(b):
21st Century Public Academy Project, 3.75%, 06/01/30	345	325,297
American Preparatory Academy, 4.00%, 07/15/29	645	667,852
Public Finance Authority, Refunding RB:
Penick Village Obligation Group, 4.00%, 09/01/29(b)	445	430,720
Waste Management, Inc. Project, AMT, 2.63%, 11/01/25	3,000	3,195,570
Wisconsin Airport Facilities, Senior Obligated Group, Series B, AMT, 5.25%, 07/01/28	2,250	2,415,893
State of Wisconsin, GO, Series B, 3.00%, 05/01/21(e)	5,000	5,106,450
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Advocate Aurora Health Credit Group, Series C-4, 0.76%, 08/15/54(d)	8,200	8,192,103
Marquette University, 4.00%, 10/01/32	4,520	4,779,448
Milwaukee Regional Medical Center Thermal Service, Inc., 5.00%, 04/01/35	2,500	3,175,100

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority, Refunding RB, S/F Housing, Series D (Freddie Mac), 3.00%, 09/01/32	$9,000	$9,479,430

		37,767,863

Total Municipal Bonds — 125.8% (Cost — $2,160,113,337)		2,334,148,726

Municipal Bonds Transferred to Tender Option Bond Trusts(g) — 24.8%

Colorado — 4.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Department of Aviation, Series A, AMT(h):
4.25%, 11/15/29	33,820	36,255,938
4.25%, 11/15/30	35,210	37,746,055
4.25%, 11/15/31	8,085	8,667,335
4.25%, 11/15/32	2,230	2,390,619

		85,059,947

Florida — 5.4%
County of Broward Florida, ARB, Series Q-1(h):
4.00%, 10/01/29	17,200	18,354,792
4.00%, 10/01/30	18,095	19,309,881
4.00%, 10/01/31	18,820	20,083,557
4.00%, 10/01/32	19,575	20,889,247
4.00%, 10/01/33	20,355	21,721,616

		100,359,093

Iowa — 2.4%
State of Iowa Board of Regents, RB, University of Iowa Hospitals & Clinics:
4.00%, 09/01/28	3,375	3,616,331
4.00%, 09/01/29	6,524	6,991,573
4.00%, 09/01/30	6,324	6,777,272
4.00%, 09/01/31	8,649	9,268,523
4.00%, 09/01/32	7,749	8,304,168
4.00%, 09/01/33	9,374	10,045,364

		45,003,231

Nevada — 1.1%
County of Clark Nevada, GO, Refunding, Go, Refunding, Series B, 4.00%, 11/01/34	17,710	20,540,413

Pennsylvania — 2.7%
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 03/01/32(h)	20,000	25,572,600
County of Lehigh Pennsylvania, 4.00%, 07/01/33	22,285	23,578,199

		49,150,799

Texas — 8.6%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing & Expansion Project(h):
4.00%, 09/15/30	15,000	16,064,198
4.00%, 09/15/31	19,475	20,856,683
4.00%, 09/15/32	18,075	19,357,358
4.00%, 09/15/33	11,000	11,780,412
4.00%, 09/15/34	11,885	12,728,199
4.00%, 09/15/35	4,500	4,819,259
Dallas Fort Worth International Airport, Refunding RB, AMT(e)(h):
Series E, 4.00%, 11/01/20	6,915	6,990,127
Series E, 4.13%, 11/01/20	10,435	10,548,369

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Series F, 5.00%, 11/01/20	$55,555	$56,158,568

		159,303,173

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.8% (Cost — $434,685,492)		459,416,656

Total Long-Term Investments — 150.6% (Cost — $2,594,798,829)		2,793,565,382

	Shares

Short-Term Securities — 2.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(i)(j)	53,774,567	53,785,322

Total Short-Term Securities — 2.9% (Cost — $53,781,957)		53,785,322

Total Investments — 153.5% (Cost — $2,648,580,786)		2,847,350,704

Other Assets Less Liabilities — 1.0%		19,405,051

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.1)%		(262,209,152)

Preferred Shares, at Redemption Value — (40.4)%		(749,674,003)

Net Assets Applicable to Common Shares — 100.0%		$1,854,872,600

(a)	Zero-coupon bond.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between September 15, 2020 to March 01, 2026, is $221,778,857. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold	Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,725,793	50,048,774(b)	—	53,774,567	$53,785,322	$55,389	$(4,569)	$3,365

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$2,793,565,382	$—	$2,793,565,382
Short-Term Securities	53,785,322	—	—	53,785,322

	$53,785,322	$2,793,565,382	$—	$2,847,350,704

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal 2030 Target Term Trust (BTT)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
RVMTP Shares at Liquidation Value	$—	$(750,000,000)	$—	$(750,000,000)
TOB Trust Certificates	—	(261,819,915)	—	(261,819,915)

	$—	$(1,011,819,915)	$—	$(1,011,819,915)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments July 31, 2020	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 110.0%

Alabama — 0.3%
City of Selma IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$420	$442,071

Arizona — 1.6%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 07/01/50(a)	1,185	1,239,332
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35(a)	275	286,740
County of Maricopa Arizona IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	320	370,867
County of Pima IDA, RB, Imagine East Mesa Charter Schools Project, 5.00%, 07/01/49(a)	350	352,804

		2,249,743

California — 10.9%
California Health Facilities Financing Authority, Refunding RB, Adventist Health System West, Series A, 4.00%, 03/01/39	980	1,092,837
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 07/01/51(a)	1,200	1,309,332
California Statewide Communities Development Authority, RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/46(a)	1,220	1,247,621
California Statewide Communities Development Authority, Refunding RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/36(a)	990	1,031,045
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	475	485,540
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/23(b)	1,185	1,387,860
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(b)	2,165	2,468,771
5.25%, 05/15/38	615	689,489
State of California, GO, Various Purposes, 6.00%, 03/01/33	660	662,647
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	2,100	2,429,406
State of California Public Works Board, RB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	610	695,394
Various Capital Projects, Series I, 5.50%, 11/01/33	1,500	1,732,335
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	460	521,976

		15,754,253

Colorado — 1.9%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	250	253,033
City & County of Denver Colorado, RB, Capital Appreciation Bonds Series, Series A-2, 0.00%, 08/01/38(c)	1,000	539,460
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,750	1,986,617

		2,779,110

Florida — 6.5%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida(a):
5.00%, 05/01/32	215	234,726
5.00%, 05/01/48	530	564,254
County of Miami-Dade, RB, Seaport Department, Series A, 6.00%, 10/01/38	5,675	6,475,459

Security	Par (000)	Value

Florida (continued)
County of Osceola Florida Transportation Revenue, Refunding RB, Series A-2(c):
0.00%, 10/01/46	$635	$259,829
0.00%, 10/01/47	610	240,645
0.00%, 10/01/48	430	163,628
0.00%, 10/01/49	355	130,196
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
5.25%, 05/01/37	180	196,693
5.38%, 05/01/47	185	201,837
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/23(b)	875	1,000,773

		9,468,040

Georgia — 4.1%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	2,320	3,443,576
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	705	773,188
4.00%, 01/01/59	1,335	1,442,013
Municipal Electric Authority of Georgia, Refunding RB, Series A, 4.00%, 01/01/49	260	283,130

		5,941,907

Illinois — 18.1%
Chicago Board of Education, GO, Series C:
Dedicated Revenues, Series H, 5.00%, 12/01/46	215	229,341
Project, 5.25%, 12/01/35	700	744,387
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series D, 5.00%, 12/01/27	400	452,200
Dedicated Revenues, Series F, 5.00%, 12/01/23	290	310,923
Dedicated Revenues, Series G, 5.00%, 12/01/34	215	234,139
5.00%, 12/01/25	295	326,002
Chicago Board of Education, GO:
5.00%, 12/01/46	245	263,520
5.00%, 12/01/46	635	655,396
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(b)	4,345	4,459,013
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	560	590,929
Sales Tax Receipts, 5.25%, 12/01/36	1,500	1,575,915
Sales Tax Receipts, 5.25%, 12/01/40	1,750	1,833,755
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	580	637,269
5.25%, 12/01/43	2,660	2,847,450
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 08/15/41	1,750	1,830,622
Metropolitan Pier & Exposition Authority, RB:
McCormick Place Expansion (BAM), 0.00%, 12/15/56(c)	2,165	588,469
McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	1,045	1,118,976
McCormick Place Expansion Project, Series A, 5.50%, 06/15/53	280	302,442
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
4.00%, 06/15/50	470	469,803
Bonds, Series B, 0.00%, 12/15/54(c)	3,020	673,098
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	1,055	1,101,504
6.00%, 06/01/21	300	314,460
State of Illinois, GO:
5.25%, 02/01/31	730	795,466
5.25%, 02/01/32	1,500	1,633,395

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
5.50%, 07/01/33	$1,500	$1,621,965
5.50%, 07/01/38	340	366,183
Miscellaneous Purpose, Series D, 5.00%, 11/01/28	165	190,258
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/27	60	69,265

		26,236,145

Indiana — 1.0%
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	125	104,745
6.75%, 01/15/43	185	149,523
6.88%, 01/15/52	375	297,922
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	500	513,265
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	520	387,057

		1,452,512

Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	905	957,363
Midwestern Disaster Area, 5.25%, 12/01/25	625	657,138

		1,614,501

Kansas — 0.3%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/43	475	475,765

Louisiana — 0.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,095	1,107,560

Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	680	705,065

Maryland — 0.5%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 09/01/33	135	137,384
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	520	586,451

		723,835

Massachusetts — 2.0%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	790	887,675
Massachusetts Development Finance Agency, Refunding RB:
Emerson College Issue, 5.00%, 01/01/45	375	407,119
Trustees of Deerfield Academy, 5.00%, 10/01/40	375	377,602
Wellforce Issue, Series C (AGM), 3.00%, 10/01/45	390	396,010
Wellforce Issue, Series C (AGM), 4.00%, 10/01/45	485	551,775
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 07/01/36	300	311,481

		2,931,662

Michigan — 0.9%
Grand Traverse County Hospital Finance Authority, RB, Munson Health Care Obligated Group, Series A, 5.00%, 07/01/44	1,110	1,348,717

Minnesota — 4.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 5.00%, 11/15/49	1,790	2,144,062

Security	Par (000)	Value

Minnesota (continued)
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	$2,665	$2,980,536
5.25%, 02/15/58	560	668,147

		5,792,745

Montana — 0.1%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A, 5.25%, 05/15/37	125	125,260

New Jersey — 9.4%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/39	265	274,262
New Jersey EDA, RB, School Facilities Construction, Series EEE, 5.00%, 06/15/43	2,030	2,330,481
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	1,145	1,346,028
Transportation Program Bonds, Series S, 5.00%, 06/15/46	1,045	1,194,424
Transportation System, Series AA, 5.50%, 06/15/39	2,245	2,451,495
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	640	723,501
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	630	774,081
Series A, 5.25%, 06/01/46	1,515	1,789,654
Sub-Series B, 5.00%, 06/01/46	2,455	2,761,899

		13,645,825

New York — 14.3%
City of New York, GO, Multi Modal, Series D-1, 4.00%, 03/01/44	515	603,008
City of New York Housing Development Corp., RB, Sustainable Development Bonds, M/F Housing, Series A, 3.00%, 11/01/55	1,260	1,312,101
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	900	900,450
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	1,005	1,034,849
5.75%, 02/15/47	615	630,584
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/21(b)	500	532,825
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Series C-1, 4.75%, 11/15/45	2,350	2,626,195
Series B, 5.00%, 11/15/22	400	421,680
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series B-1, 4.00%, 11/01/45	5,000	5,884,650
Port Authority of New York & New Jersey, ARB, Consolidated Bonds, 200th Series:
4.00%, 09/01/45	2,500	2,898,550
4.00%, 09/01/49	1,500	1,726,515
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	465	552,364
State of New York Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/45	1,065	1,226,007
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	265	267,298

		20,617,076

North Carolina — 0.2%
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System (AGM), 4.00%, 01/01/55	260	290,917

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio — 3.0%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	$1,875	$2,066,869
County of Hamilton Ohio, Refunding RB, Trihealth, Inc. Obligated Group Project, 4.00%, 08/15/50	665	762,515
State of Ohio Turnpike & Infrastructure Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,385	1,552,391

		4,381,775

Oklahoma — 1.1%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	560	655,743
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	850	883,439

		1,539,182

Oregon — 0.5%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	575	310,299
Medford Hospital Facilities Authority, Refunding RB, Asante Projects, Series A, 4.00%, 08/15/50	300	343,905

		654,204

Pennsylvania — 2.8%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	420	433,289
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System Obligation, 4.00%, 08/15/44	660	761,171
Pennsylvania Turnpike Commission, RB, Series A, 5.63%, 12/01/20(b)	1,200	1,221,384
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,530	1,707,358

		4,123,202

Puerto Rico — 6.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	620	620,124
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	1,135	1,165,157
5.13%, 07/01/37	325	334,344
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	335	337,971
6.00%, 07/01/44	610	615,344
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	2,949	859,545
Series A-1, 4.75%, 07/01/53	829	880,232
Series A-1, 5.00%, 07/01/58	2,724	2,933,802
Series A-2, 4.33%, 07/01/40	420	436,846
Series A-2, 4.78%, 07/01/58	770	820,012

		9,003,377

Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	2,870	3,033,303
5.00%, 06/01/50	125	135,115

		3,168,418

South Carolina — 5.4%
County of Charleston South Carolina, ARB, Special Sources, 5.25%, 12/01/38	1,825	2,099,882
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	565	644,399

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, RB, Hilton Head Christian Academy, 5.00%, 01/01/40(a)	$385	$361,634
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	950	1,088,520
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,500	1,684,620
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	210	239,595
Series A, 5.00%, 12/01/55	465	530,556
Series E, 5.25%, 12/01/55	945	1,107,559

		7,756,765

Tennessee — 0.5%
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A:
4.00%, 10/01/49	240	253,841
5.25%, 10/01/58	355	414,572

		668,413

Texas — 5.2%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 01/01/21(b)	2,560	2,621,081
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	1,140	1,272,468
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(b)	1,500	1,585,695
North Texas Tollway Authority, Refunding RB, 2nd Tier, 4.25%, 01/01/49	285	324,179
Red River Education Finance Corp., RB, Texas Christian University Project, 5.25%, 03/15/23(b)	520	589,415
Texas Transportation Commission, RB, First Tier Toll Revenue:
CAB, 0.00%, 08/01/41(c)	1,000	429,960
CAB, 0.00%, 08/01/42(c)	875	356,055
5.00%, 08/01/57	235	275,359

		7,454,212

Virginia — 2.0%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	240	239,086
5.13%, 03/01/31	470	459,514
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/22(b)	425	454,083
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,010	1,009,990
Virginia Housing Development Authority, RB, S/F Housing, Series E, 2.80%, 07/01/55	705	722,089

		2,884,762

Washington — 1.0%
State of Washington Housing Finance Commission, Refunding RB, Horizon House Project, 5.00%, 01/01/48(a)	1,405	1,470,515

West Virginia — 0.4%
City of Martinsburg West Virginia, RB, M/F Housing, Kings Daughters Apartments, Series A-1, 4.63%, 12/01/43	570	622,098

Wisconsin — 1.2%
Public Finance Authority, RB, Series A:
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/41	75	88,200
Blue Ridge Healthcare, 3.00%, 01/01/50	240	242,021

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB:
Mery’s Wood at Marylhurst Projects, 5.25%, 05/15/52(a)	$735	$757,314
Wingate University, Series A, 5.25%, 10/01/48	590	641,324

		1,728,859

Total Municipal Bonds — 110.0% (Cost — $145,673,312)		159,158,491

Municipal Bonds Transferred to Tender Option Bond Trusts(e) — 49.1%

California — 6.8%
Fremont Union High School District, GO, Refunding, Series A, 4.00%, 08/01/46	1,839	2,131,129
Grossmont California Union High School District, GO, Election of 2008, Series B, 5.00%, 08/01/20(b)	3,700	3,700,000
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/39(b)(f)	4,042	4,042,174

		9,873,303

Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/49(f)	1,480	1,617,418

District of Columbia — 0.8%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	1,051	1,202,663

Florida — 1.6%
Escambia County Health Facilities Authority, Refunding RB, Health Care Facilities Revenue Bonds, 4.00%, 08/15/45(f)	2,151	2,360,696

Georgia — 0.8%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,154,027

Idaho — 1.5%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,900	2,189,104

Illinois — 1.0%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,244	1,433,751

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	1,605	1,750,830

Massachusetts — 1.9%
Massachusetts Housing Finance Agency, RB, Sustainability Bonds, Series A-1, 3.10%, 06/01/60	2,643	2,718,565

Michigan — 3.5%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	1,684	1,922,879
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.15%, 10/01/53	2,883	3,164,137

		5,087,016

New Jersey — 1.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	2,481	2,552,162

New York — 7.4%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	2,070	2,317,262

Security	Par (000)	Value

New York (continued)
City of New York Municipal Water & Sewer System, Refunding RB, Series FF, 5.00%, 06/15/45	$2,499	$2,696,028
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,566,431
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(f)	1,980	2,107,191

		10,686,912

North Carolina — 0.8%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	1,009	1,105,697

Pennsylvania — 6.7%
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, Series A, 4.00%, 07/01/49(f)	4,997	5,626,570
Pennsylvania Turnpike Commission, RB, Subordinate, Series A, 5.50%, 12/01/42	1,514	1,815,721
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,830	2,225,994

		9,668,285

Rhode Island — 1.7%
Rhode Island Health & Educational Building Corp., RB, Higher Education Facility, Series A, 4.00%, 09/15/47	2,207	2,448,632

Texas — 1.5%
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	1,140	1,243,612
3.75%, 09/01/49	809	882,446

		2,126,058

Virginia — 1.3%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(f)	1,473	1,856,057

Washington — 3.9%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail And Capital Improvement Projects, Series B (AGM), 4.00%, 10/01/53	5,008	5,613,049

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(f)	1,671	1,913,298

Wisconsin — 2.5%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.10%, 11/01/43	1,436	1,616,619
4.45%, 05/01/57	1,794	2,020,810

		3,637,429

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.1% (Cost — $66,640,319)		70,994,952

Total Long-Term Investments — 159.1% (Cost — $212,313,631)		230,153,443

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 1.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(g)(h)	2,116,511	$2,116,934

Total Short-Term Securities — 1.4% (Cost — $2,116,934)		2,116,934

Total Investments — 160.5% (Cost — $ 214,430,565)		232,270,377

Other Assets Less Liabilities — 1.7%		2,318,033

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.4)%		(38,187,420)

Preferred Shares, at Redemption Value — (35.8)%		(51,725,136)

Net Assets Applicable to Common Shares — 100.0%		$144,675,854

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 15, 2020 to August 1, 2039, is $12,325,521. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,202,995	—	(1,086,484	)(b)	2,116,511	$2,116,934	$18,621	$(287)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,663,474)	$—	$(2,663,474)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$127,203	$—	$127,203

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$6,090,545

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Municipal Income Investment Trust (BBF)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$230,153,443	$—	$230,153,443
Short-Term Securities	2,116,934	—	—	2,116,934

	$2,116,934	$230,153,443	$—	$232,270,377

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(38,120,558)	$—	$(38,120,558)
VRDP Shares at Liquidation Value	—	(52,000,000)	—	(52,000,000)

	$—	$(90,120,558)	$—	$(90,120,558)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments July 31, 2020	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 129.3%

New York — 122.9%

Corporate — 4.5%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$280	$294,386
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 07/01/22	650	699,888
5.00%, 07/01/28	795	853,623
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	3,195	4,499,263
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	2,370	2,391,377

		8,738,537

County/City/Special District/School District — 32.3%
City of New York, GO, Multi Modal, Series D-1, 4.00%, 03/01/44	620	725,952
City of New York, GO, Refunding, Series E:
5.50%, 08/01/25	815	941,032
5.00%, 08/01/30	1,000	1,112,890
City of New York, GO:
Series A-1, 5.00%, 08/01/21(b)	1,000	1,048,390
Series D, 5.38%, 06/01/32	25	25,087
Sub-Series A-1, Series A, 5.00%, 08/01/43	1,500	1,888,395
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	781,501
Sub-Series G-1, 5.00%, 04/01/29	5,120	5,514,650
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(c)	2,000	635,500
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	2,975	3,269,912
5.00%, 11/15/45	3,700	4,064,265
City of New York Industrial Development Agency, RB, PILOT:
(AMBAC), 5.00%, 01/01/39	3,000	3,003,060
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(c)	1,960	1,075,001
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(c)	1,500	733,935
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	150	150,531
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	175	175,142
Yankee Stadium Project (NPFGC), 4.75%, 03/01/46	350	350,801
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	500	500,420
City of New York Transitional Finance Authority Future Tax Secured, RB:
5.00%, 02/01/32	5,000	5,755,550
Series A-2, 5.00%, 08/01/38	1,420	1,763,086
Subordinate Bond, Series C-3, 5.00%, 05/01/41	355	443,427
Sub-Series E-1, 5.00%, 02/01/43	1,725	2,092,822
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	2,500	2,653,150
County of Nassau New York, GO, Refunding, Series C, 5.00%, 10/01/31	945	1,170,175
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	125	128,712
5.75%, 02/15/47	75	76,901
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	1,370	1,648,425
5.00%, 02/15/42	1,225	1,462,748
Metropolitan Transportation Authority, Refunding RB, Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	750	844,342

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York Liberty Development Corp., Refunding RB, World Trade Center Project:
3 Class 1, 5.00%, 11/15/44(a)	$2,450	$2,604,031
3, Class 2, 5.38%, 11/15/40(a)	480	512,544
4, 5.00%, 11/15/31	860	905,812
4, 5.00%, 11/15/44	7,655	8,046,630
7 Class 1, 4.00%, 09/15/35	1,935	2,044,695
7 Class 2, 5.00%, 09/15/43	1,420	1,505,441
7 Class 3, 5.00%, 03/15/44	2,070	2,193,993
5.75%, 11/15/51	1,340	1,426,001

		63,274,949

Education — 20.1%
Amherst Development Corp., Refunding RB, Daemen College Project:
5.00%, 10/01/43	380	423,008
5.00%, 10/01/48	290	322,851
Build NYC Resource Corp., RB(a):
Inwood Academy for Leadership Charter School Project, Series A, 5.13%, 05/01/38	660	675,437
New Dawn Charter School Project, 5.00%, 02/01/33	435	438,154
New Dawn Charter School Project, 5.75%, 02/01/49	200	202,876
Build NYC Resource Corp., Refunding RB, City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	290,130
City of New York Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A, 5.00%, 07/01/37	225	262,384
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	3,135	3,144,029
Series B, 4.00%, 08/01/35	470	507,708
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	245	266,756
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 05/01/34	170	183,583
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	240	291,662
5.00%, 07/01/48	360	435,838
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	395	478,910
4.00%, 07/01/46	745	833,774
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 07/01/21(b)	1,900	1,984,227
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 07/01/23(b)	320	365,226
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	360	380,826
5.00%, 07/01/42	220	231,909
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	750	776,910
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 09/01/44	500	549,570
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.25%, 05/01/21(b)	155	160,901
Convent of the Sacred Heart (AGM), 5.63%, 05/01/21(b)	750	780,637
Convent of the Sacred Heart (AGM), 5.75%, 05/01/21(b)	210	218,772
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	1,440	2,206,728

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New York University, Series B, 5.00%, 07/01/22(b)	$1,250	$1,366,200
State University Dormitory Facilities, Series A, 5.00%, 07/01/21(b)	2,000	2,088,660
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/43	845	1,021,875
Teachers College, Series B, 5.00%, 07/01/42	1,225	1,313,249
Touro College & University System, Series A, 5.25%, 01/01/34	800	880,000
Touro College & University System, Series A, 5.50%, 01/01/39	2,000	2,184,560
University of Rochester, Series A, 5.13%, 07/01/39	110	110,338
University of Rochester, Series A, 5.75%, 07/01/39	85	85,326
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 05/15/29	2,000	2,159,100
Barnard College, Series A, 5.00%, 07/01/33	530	636,869
Culinary Institute of America, 5.00%, 07/01/42	300	311,277
Fordham University, 5.00%, 07/01/44	850	974,270
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,581,728
New York University, Series A, 5.00%, 07/01/22(b)	1,790	1,956,398
Skidmore College, Series A, 5.00%, 07/01/28	75	77,907
Skidmore College, Series A, 5.25%, 07/01/29	85	88,455
St. John’s Univerisity, Series A, 5.00%, 07/01/34	250	287,008
St. John’s University, Series A, 5.00%, 07/01/37	835	950,130
State University Dormitory Facilities, Series A, 5.25%, 07/01/23(b)	2,800	3,216,024
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/35	415	468,958
Hofstra University Project, 5.00%, 07/01/47	120	143,374
Troy Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, 4.00%, 09/01/40	680	761,355
Yonkers Economic Development Corp., RB, Charter School of Educational Excellance Project, Series A, 5.00%, 10/15/54	200	201,534

		39,277,401

Health — 11.1%
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	1,600	1,703,424
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	360	361,199
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	221,118
5.00%, 12/01/46	320	374,970
Series A, 5.00%, 12/01/32	240	261,451
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	1,650	1,689,715
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 07/01/22(b)	2,800	3,060,288
County of Oneida New York Local Development Corp., Refunding RB, Mohawk Valley Health System Project (AGM):
3.00%, 12/01/44	1,235	1,312,336
4.00%, 12/01/49	800	907,240
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	230	263,532
County of Tompkins New York Development Corp., Refunding RB, Kendal at Ithaca, Inc. Project, Series A, 5.00%, 07/01/44	110	113,265

Security	Par (000)	Value

Health (continued)
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	$3,130	$3,231,506
Series B, 6.00%, 11/01/30	65	65,577
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 01/01/28	675	706,448
5.00%, 01/01/34	1,250	1,285,613
State of New York Dormitory Authority, RB, North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	500	525,700
State of New York Dormitory Authority, Refunding RB:
Catholic Health System Obligation, 4.00%, 07/01/38	470	513,315
Catholic Health System Obligation, 4.00%, 07/01/39	615	670,325
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	2,750	2,849,605
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	1,430	1,640,424

		21,757,051

Housing — 5.4%
City of New York Housing Development Corp., RB, M/F Housing:
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 07/01/32	1,140	1,292,521
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 07/01/33	500	565,050
Sustainable Neighborhood Bonds, 3.15%, 11/01/44	250	261,428
City of New York Housing Development Corp., Refunding RB, M/F Housing:
8 Spruce Street, Series 2014, Class F, 4.50%, 02/15/48	925	967,115
Sustainable Neighborhood, Series B-1-A, 3.65%, 11/01/49	1,150	1,228,832
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	355	390,979
State of New York HFA, RB:
M/F, Affordable Housing, Series E (SONYMA) (Fannie Mae), 4.15%, 11/01/47	495	547,604
M/F Housing, Climate Bond Certified, Series P, 3.15%, 11/01/54	750	791,475
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	1,355	1,358,293
Series H, 4.25%, 11/01/51	1,000	1,124,850
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 213, 4.20%, 10/01/43	1,785	2,043,575

		10,571,722

State — 11.6%
City of New York Transitional Finance Authority Building Aid Revenue, RB, Subordinated, Series S1-B, 4.00%, 07/15/42	1,000	1,171,220
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	2,360	2,730,072
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	2,400	2,817,192
State of New York Dormitory Authority, RB:
General Purpose, Series C, 5.00%, 03/15/34	2,185	2,245,677
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	620	759,593
Series A, 5.00%, 03/15/36	1,360	1,663,783
Series A, 5.00%, 02/15/42	1,500	1,806,075
Unrefunded, Series B, 5.00%, 03/15/42	4,380	4,668,248
State of New York Dormitory Authority, Refunding RB:
Group 3, Series E, 5.00%, 03/15/41	1,160	1,457,772
Series A, 5.25%, 03/15/39	1,030	1,315,351

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2020	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 03/15/30	$885	$989,271
5.00%, 03/15/32	1,000	1,115,130

		22,739,384

Tobacco — 3.1%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	150	145,919
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,000	1,000,500
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	1,500	1,347,300
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/45	130	132,648
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	1,470	1,497,959
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	250	262,062
5.25%, 05/15/40	110	113,870
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	700	706,069
5.13%, 06/01/51	870	886,565

		6,092,892

Transportation — 27.1%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	535	625,024
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/23(b)	540	630,115
Series D, 5.25%, 11/15/21(b)	220	234,443
Series E, 5.00%, 11/15/38	4,000	4,210,840
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Series A-1, 5.25%, 11/15/57	750	839,415
Series B, 5.00%, 11/15/37	500	549,420
Series D, 5.25%, 11/15/21(b)	780	831,207
Series D, 5.25%, 11/15/23(b)	910	1,061,861
Series F, 5.00%, 11/15/30	2,000	2,105,100
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	2,695	3,008,375
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/41	1,040	1,128,743
5.00%, 07/01/46	895	969,920
5.25%, 01/01/50	5,625	6,150,150
(AGM), 4.00%, 07/01/41	800	843,520
Port Authority of New York & New Jersey, ARB, AMT:
Consolidate Bonds, Series 221, 4.00%, 07/15/60	2,035	2,280,360
Consolidated Bonds, 220th Series, 4.00%, 11/01/59	1,655	1,840,989
JFK International Air Terminal LLC, Special Project, Series 6 (NPFGC), 5.75%, 12/01/22	3,800	3,810,108
Special Project, JFK International Air Terminal LLC, Series 8, 6.00%, 12/01/42	1,000	1,014,150
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	750	842,153
179th Series, 5.00%, 12/01/38	575	650,377
195th Series, AMT, 5.00%, 04/01/36	750	897,802
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	640	671,584
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	558,170
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 01/01/56	920	1,071,791

Security	Par (000)	Value

Transportation (continued)
State of New York Thruway Authority, Refunding RB:
2nd General Highway & Bridge Trust, Series A, 5.00%, 04/01/32	$2,500	$2,689,525
General, Series I, 5.00%, 01/01/22(b)	2,040	2,180,084
General, Series J, 5.00%, 01/01/41	2,000	2,257,860
General, Series K, 5.00%, 01/01/32	2,575	3,027,041
Subordinate, Series B, 4.00%, 01/01/53	675	772,666
Triborough Bridge & Tunnel Authority, RB:
Series A, 5.00%, 11/15/42	1,000	1,218,220
Series B, 5.00%, 11/15/40	350	415,328
Series B, 5.00%, 11/15/45	310	365,248
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(c)	1,700	1,348,236
General, Series A, 5.25%, 11/15/45	590	698,064
General, Series A, 5.00%, 11/15/50	500	579,640
Series B, 5.00%, 11/15/38	515	631,344

		53,008,873

Utilities — 7.7%
City of New York Municipal Water & Sewer System, Refunding RB:
Series AA, 4.00%, 06/15/40	1,825	2,220,240
Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	1,000	1,197,920
Long Island Power Authority, RB:
5.00%, 09/01/38	2,750	3,434,915
General, 5.00%, 09/01/47	490	588,956
General, Electric Systems, 5.00%, 09/01/36	340	418,326
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(b)	500	517,925
General, Electric Systems, Series C (AGC), 5.25%, 09/01/29	2,000	2,671,200
Long Island Power Authority, Refunding RB, Electric System, Series B, 5.00%, 09/01/46	250	297,235
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	930	1,172,274
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	350	363,832
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	2,000	2,270,480

		15,153,303

Total Municipal Bonds in New York		240,614,112

Puerto Rico — 6.4%

State — 4.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	2,890	842,348
Series A-1, 4.75%, 07/01/53	1,146	1,216,823
Series A-1, 5.00%, 07/01/58	4,374	4,710,885
Series A-2, 4.33%, 07/01/40	618	642,788
Series A-2, 4.78%, 07/01/58	1,045	1,112,873

		8,525,717

Tobacco — 0.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	985	985,197

Utilities — 1.6%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	1,545	1,586,051
5.13%, 07/01/37	445	457,794

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	$1,020	$1,029,047

		3,072,892

Total Municipal Bonds in Puerto Rico		12,583,806

Total Municipal Bonds — 129.3% (Cost — $234,029,613)		253,197,918

Municipal Bonds Transferred to Tender Option Bond Trusts(d) — 39.3%

New York — 39.3%

County/City/Special District/School District — 6.1%
City of New York, GO:
Sub-Series D1, Series D, 5.00%, 12/01/43(e)	2,850	3,534,969
Sub-Series I-1, 5.00%, 03/01/36	1,500	1,725,915
City of New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series F-1, 5.00%, 05/01/38	1,424	1,761,048
Sub-Series D-1, 5.00%, 11/01/38	825	868,585
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(e):
5.75%, 02/15/21(b)	774	795,529
5.75%, 02/15/47	476	489,385
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	2,610	2,796,119

		11,971,550

Education — 2.0%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	3,527	3,909,907

Housing — 1.6%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	2,830	3,147,073

State — 3.3%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	750	887,490
4.00%, 10/15/32	1,000	1,133,510
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 03/15/41	1,500	1,539,015
State of New York Dormitory Authority, Refunding RB, Bid Group 4, Series C, 5.00%, 03/15/39	1,000	1,248,300
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/47	1,497	1,712,634

		6,520,949

Transportation — 13.9%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	6,863,399
Port Authority of New York & New Jersey, Refunding ARB:
Consolidated, Series 169th, AMT, 5.00%, 10/15/26	1,500	1,579,275
Consolidated, Series 210th, 5.00%, 09/01/48	1,900	2,327,139
Series194th, 5.25%, 10/15/55	1,455	1,717,438
State of New York Thruway Authority, Refunding RB:
Subordinate, Series B, 4.00%, 01/01/45(e)	5,998	6,905,036
Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	1,180	1,240,416
Triborough Bridge & Tunnel Authority, RB, MTA Bridges & Tunnels, Series A, 4.00%, 11/15/54(e)	4,037	4,723,715

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	$1,500	$1,779,570

		27,135,988

Utilities — 12.4%
City of New York Municipal Water & Sewer System, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	5,310	5,526,914
Fiscal 2012, Series BB, 5.00%, 06/15/44	3,511	3,716,618
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	3,751	4,455,711
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	6,868	7,796,747
Restructuring, Series A, 5.00%, 12/15/35	2,000	2,444,780
Restructuring, Series B, 4.00%, 12/15/35	370	427,820

		24,368,590

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.3% (Cost — $71,276,972)		77,054,057

Total Long-Term Investments — 168.6% (Cost — $305,306,585)		330,251,975

	Shares

Short-Term Securities — 0.2%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(f)(g)	410,673	410,715

Total Short-Term Securities — 0.2% (Cost — $410,715)		410,715

Total Investments — 168.8% (Cost — $305,717,300)		330,662,690

Other Assets Less Liabilities — 1.2%		2,251,245

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.7)%		(42,569,483)

VMTP Shares, at Liquidation Value — (48.3)%		(94,500,000)

Net Assets Applicable to Common Shares — 100.0%		$195,844,452

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 01, 2026 to February 15, 2047, is $9,061,442. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2020	BlackRock New York Municipal Income Trust (BNY)

(g)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	4,949,042	—	(4,538,369	)(b)	410,673	$410,715	$6,874	$111	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,544,991)	$—	$(2,544,991)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$158,355	$—	$158,355

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	6,882,668

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$330,251,975	$—	$330,251,975
Short-Term Securities	410,715	—	—	410,715

	$410,715	$330,251,975	$—	$330,662,690

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(42,523,434)	$—	$(42,523,434)
VMTP Shares at Liquidation Value	—	(94,500,000)	—	(94,500,000)

	$—	$(137,023,434)	$—	$(137,023,434)

See notes to financial statements.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2020

	BFZ	BTT	BBF	BNY

ASSETS
Investments at value — unaffiliated(a)	$807,888,521	$2,793,565,382	$230,153,443	$330,251,975
Investments at value — affiliated(b)	614,041	53,785,322	2,116,934	410,715
Receivables:
Investments sold	—	85,000	751,081	25,000
Dividends — affiliated	54	2,123	19	21
Interest — unaffiliated	8,624,292	25,018,824	2,288,744	3,202,541
Prepaid expenses	18,217	42,993	69,414	16,528

Total assets	817,145,125	2,872,499,644	235,379,635	333,906,780

ACCRUED LIABILITIES
Bank overdraft	62,831	—	—	—
Payables:
Capital shares redeemed	116,821	—	—	—
Income dividend distributions — Common Shares	1,200,757	4,399,548	516,735	648,804
Interest expense and fees	233,259	389,237	66,862	46,049
Investment advisory fees	396,441	956,748	112,010	167,951
Trustees’ and Officer’s fees	84,881	12,146	28,870	35,176
Other accrued expenses	120,897	375,447	95,316	106,241
Reorganization costs	—	—	38,294	34,673

Total accrued liabilities	2,215,887	6,133,126	858,087	1,038,894

OTHER LIABILITIES
TOB Trust Certificates	143,275,836	261,819,915	38,120,558	42,523,434
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs(c)	—	749,674,003	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)	—	—	51,725,136	—
VMTP Shares, at liquidation value of $100,000 per share(c)	171,300,000	—	—	94,500,000

Total other liabilities	314,575,836	1,011,493,918	89,845,694	137,023,434

Total liabilities	316,791,723	1,017,627,044	90,703,781	138,062,328

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$500,353,402	$1,854,872,600	$144,675,854	$195,844,452

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(d)	$442,492,380	$1,675,657,581	$134,194,799	$178,151,584
Accumulated earnings	57,861,022	179,215,019	10,481,055	17,692,868

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$500,353,402	$1,854,872,600	$144,675,854	$195,844,452

Net asset value per Common share	$15.86	$26.31	$14.14	$15.09

(a) Investments at cost — unaffiliated	$743,124,625	$2,594,798,829	$212,313,631	$305,306,585
(b) Investments at cost — affiliated	$614,041	$53,781,957	$2,116,934	$410,715
(c) Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	1,713	150	520	945
(d) Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share.	31,550,783	70,505,571	10,232,375	12,976,074

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Operations

Year Ended July 31, 2020

	BFZ	BTT	BBF	BNY

INVESTMENT INCOME
Dividends — affiliated	$37,767	$55,389	$18,621	$6,874
Interest — unaffiliated	25,813,805	93,322,585	9,616,260	12,436,491

Total investment income	25,851,572	93,377,974	9,634,881	12,443,365

EXPENSES
Investment advisory	4,676,685	11,294,132	1,320,570	1,959,820
Professional	92,926	219,657	67,067	66,114
Rating agency	47,209	47,209	47,209	47,209
Accounting services	46,888	275,657	48,940	61,248
Transfer agent	33,811	76,597	22,575	21,311
Trustees and Officer	33,184	118,337	10,833	14,026
Custodian	13,220	32,839	5,923	14,240
Registration	11,669	25,790	8,924	8,914
Printing	6,790	16,463	6,636	5,603
Reorganization costs	—	—	38,294	34,673
Liquidity fees	—	—	5,309	—
Remarketing fees on Preferred Shares	—	—	5,213	—
Miscellaneous	15,940	31,015	10,333	12,676

Total expenses excluding interest expense, fees and amortization of offering costs	4,978,322	12,137,696	1,597,826	2,245,834
Interest expense, fees and amortization of offering costs(a)	5,572,772	16,090,940	1,516,572	2,335,303

Total expenses	10,551,094	28,228,636	3,114,398	4,581,137
Less fees waived and/or reimbursed by the Manager	(2,088)	(15,530)	(1,538)	(284)

Total expenses after fees waived and/or reimbursed	10,549,006	28,213,106	3,112,860	4,580,853

Net investment income	15,302,566	65,164,868	6,522,021	7,862,512

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,040,227	631,945	(1,298,508)	(620,575)
Investments — affiliated	1,750	(4,569)	(287)	111
Futures contracts	(8,034,237)	—	(2,663,474)	(2,544,991)

	(4,992,260)	627,376	(3,962,269)	(3,165,455)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	303,466	—	127,203	158,355
Investments — affiliated	—	3,365	—	—
Investments — unaffiliated	22,614,747	37,133,261	3,646,409	2,426,312

	22,918,213	37,136,626	3,773,612	2,584,667

Net realized and unrealized gain (loss)	17,925,953	37,764,002	(188,657)	(580,788)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$33,228,519	$102,928,870	$6,333,364	$7,281,724

(a)	Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See notes to financial statements.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BFZ		BTT
	Year Ended July 31,		Year Ended July 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$15,302,566	$16,645,348	$65,164,868	$56,228,804
Net realized gain (loss)	(4,992,260)	(1,200,360)	627,376	(455,434)
Net change in unrealized appreciation (depreciation)	22,918,213	21,337,820	37,136,626	136,561,904

Net increase in net assets applicable to Common Shareholders resulting from operations	33,228,519	36,782,808	102,928,870	192,335,274

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(14,967,273)	(22,604,406)	(52,794,572)	(52,794,572)

CAPITAL SHARE TRANSACTIONS
Cost of shares redeemed	(4,493,469)	—	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	13,767,777	14,178,402	50,134,298	139,540,702
Beginning of year	486,585,625	472,407,223	1,804,738,302	1,665,197,600

End of year	$500,353,402	$486,585,625	$1,854,872,600	$1,804,738,302

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets  (continued)

	BBF		BNY
	Year Ended July 31,		Year Ended July 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,522,021	$7,037,901	$7,862,512	$7,498,728
Net realized loss	(3,962,269)	(265,894)	(3,165,455)	(1,777,884)
Net change in unrealized appreciation (depreciation)	3,773,612	3,200,388	2,584,667	8,635,270

Net increase in net assets applicable to Common Shareholders resulting from operations	6,333,364	9,972,395	7,281,724	14,356,114

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(6,344,028)	(7,106,298)	(7,305,530)	(6,939,968)
From return of capital	—	(73,775)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(6,344,028)	(7,180,073)	(7,305,530)	(6,939,968)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	21,473	64,363	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	10,809	2,856,685	(23,806)	7,416,146
Beginning of year	144,665,045	141,808,360	195,868,258	188,452,112

End of year	$144,675,854	$144,665,045	$195,844,452	$195,868,258

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended July 31, 2020

	BFZ	BTT	BBF	BNY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$33,228,519	$102,928,870	$6,333,364	$7,281,724
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	355,267,476	165,101,646	127,213,846	56,556,286
Purchases of long-term investments	(338,588,466)	(151,939,298)	(126,777,063)	(68,251,591)
Net proceeds from sales (purchases) of short-term securities	(612,291)	(37,819,586)	1,086,414	4,538,438
Amortization of premium and accretion of discount on investments and other fees	7,888,216	12,782,438	684,220	1,858,242
Net realized (gain) loss on investments	(3,041,977)	(627,376)	1,298,795	620,464
Net unrealized appreciation on investments	(22,614,747)	(37,136,626)	(3,646,409)	(2,426,312)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	1,589	4,061	3,226	5,514
Interest — unaffiliated	1,335,031	449,386	377,740	11,754
Variation margin on futures contracts	3,982	—	983	2,512
Prepaid expenses	254	2,069	(37,323)	(254)

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(3,472)	3,406	(1,350)	2,335
Interest expense and fees	(556,091)	(865,549)	(128,290)	(96,447)
Trustees’ and Officer’s fees	370	673	145	73
Other accrued expenses	(48,865)	(120,897)	(37,821)	(32,995)
Reorganization costs	—	—	38,294	34,673
Variation margin on futures contracts	(213,622)	—	(48,950)	(53,554)

Net cash provided by operating activities	32,045,906	52,763,217	6,359,821	50,862

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(15,090,486)	(52,794,572)	(6,358,287)	(7,234,161)
Repayments of TOB Trust Certificates	(80,816,980)	—	(21,335,865)	(6,406,111)
Repayments of Loan for TOB Trust Certificates	(20,369,761)	—	(1,462,454)	(872,458)
Payments on Common Shares redeemed	(4,376,648)	—	—	—
Proceeds from TOB Trust Certificates	67,780,639	—	21,191,696	13,412,379
Proceeds from Loan for TOB Trust Certificates	20,369,761	—	1,462,454	872,458
Decrease in bank overdraft	(190,431)	—	—	—
Amortization of deferred offering costs	—	31,355	6,129	—

Net cash used for financing activities	(32,693,906)	(52,763,217)	(6,496,327)	(227,893)

CASH
Net decrease in restricted and unrestricted cash	(648,000)	—	(136,506)	(177,031)
Restricted and unrestricted cash at beginning of year	648,000	—	136,506	177,031

Restricted and unrestricted cash at end of year	$—	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$6,128,863	$16,925,134	$1,638,733	$2,435,534

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	21,473	—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	—	—	8,656	11,781
Cash pledged:
Futures contracts	648,000	—	127,850	165,250

Total	$648,000	$—	$136,506	$177,031

See notes to financial statements.

FINANCIAL STATEMENTS	45

Financial Highlights

(For a share outstanding throughout each period)

	BFZ

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.25	$14.81	$15.34	$16.35	$15.84

Net investment income(a)	0.48	0.52	0.65	0.73	0.83
Net realized and unrealized gain (loss)	0.60	0.63	(0.51)	(0.97)	0.54

Net increase (decrease) from investment operations	1.08	1.15	0.14	(0.24)	1.37

Distributions to Common Shareholders (b)
From net investment income	(0.47)	(0.55)	(0.67)	(0.77)	(0.86)
From net realized gain	—	(0.16)	—	—	—

Total distributions	(0.47)	(0.71)	(0.67)	(0.77)	(0.86)

Net asset value, end of year	$15.86	$15.25	$14.81	$15.34	$16.35

Market price, end of year	$13.79	$13.50	$12.75	$14.71	$16.76

Total Return Applicable to Common Shareholders(c)
Based on net asset value	7.69%	8.89%	1.41%	(1.22)%	8.92%

Based on market price	5.77%	11.96%	(8.95)%	(7.59)%	20.72%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.17%	2.76%	2.41%	2.14%	1.68%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.17%	2.76%	2.41%	2.14%	1.68%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(d)	1.02%	1.06%	1.05%	1.07%	1.04%

Net investment income to Common Shareholders	3.14%	3.56%	4.33%	4.73%	5.17%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$500,353	$486,586	$472,407	$489,328	$521,335

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$392,092	$384,055	$375,778	$385,656	$404,341

Borrowings outstanding, end of year (000)	$143,276	$156,312	$157,126	$169,863	$183,691

Portfolio turnover rate	38%	51%	45%	38%	30%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTT

	Year Ended July 31,
	2020	2019	2018	2017		2016

Net asset value, beginning of year	$25.60	$23.62	$23.83	$25.38		$22.73

Net investment income(a)	0.92	0.80	0.85	0.90		1.03
Net realized and unrealized gain (loss)	0.54	1.93	(0.21)	(1.50)		2.58

Net increase (decrease) from investment operations	1.46	2.73	0.64	(0.60)		3.61

Distributions to Common Shareholders from net investment income(b)	(0.75)	(0.75)	(0.85)	(0.95)		(0.96)

Net asset value, end of year	$26.31	$25.60	$23.62	$23.83		$25.38

Market price, end of year	$24.78	$23.49	$21.43	$23.14		$24.24

Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.04%	12.17%	3.04%	(2.14)%		16.57%

Based on market price	8.84%	13.45%	(3.73)%	(0.51)%		21.67%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.56%	2.07%	1.76%	1.49	%(d)	1.17%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.56%	2.07%	1.76%	1.49	%(d)	1.09%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)	0.67%	0.69%	0.69%	0.68	%(d)	0.61%

Net investment income to Common Shareholders	3.60%	3.31%	3.55%	3.80	%(d)	4.30%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,854,873	$1,804,738	$1,665,198	$1,679,841		$1,789,120

RVMTP Shares outstanding at $5,000,000 liquidation value, end of year (000)	$750,000	$750,000	$750,000	$750,000		$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of year	$347,316	$340,632	$16,101,317	$16,198,941		$16,927,465

Borrowings outstanding, end of year (000)	$261,820	$261,820	$261,820	$184,115		$184,115

Portfolio turnover rate	5%	21%	23%	32%		42%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BBF

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.14	$13.87	$14.48	$15.47	$15.14

Net investment income(a)	0.64	0.69	0.80	0.84	0.84
Net realized and unrealized gain (loss)	(0.02)	0.28	(0.59)	(0.96)	0.36

Net increase (decrease) from investment operations	0.62	0.97	0.21	(0.12)	1.20

Distributions to Common Shareholders(b)
From net investment income	(0.62)	(0.69)	(0.82)	(0.87)	(0.87)
From return of capital	—	(0.01)	—	—	—

Total distributions	(0.62)	(0.70)	(0.82)	(0.87)	(0.87)

Net asset value, end of year	$14.14	$14.14	$13.87	$14.48	$15.47

Market price, end of year	$13.32	$14.25	$13.37	$15.27	$16.00

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.77%	7.49%	1.65%	(0.65)%	8.40%

Based on market price	(2.07)%	12.38%	(7.08)%	1.30%	26.29%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.19%	2.77%	2.53%	2.16%	2.01	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.18%	2.77%	2.53%	2.16%	2.01	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)(f)	1.12%	1.16%	1.15%	1.13%	1.45	%(d)

Net investment income to Common Shareholders	4.58%	5.01%	5.63%	5.72%	5.50%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$144,676	$144,665	$141,808	$147,990	$157,965

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$52,000	$52,000	$52,000	$52,000	$52,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$378,223	$378,202	$372,708	$384,597	$403,780

Borrowings outstanding, end of year (000)	$38,121	$39,565	$49,043	$50,028	$47,193

Portfolio turnover rate	47%	36%	31%	39%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes reorganization costs associated with the Trust’s reorganization in 2016. Without these costs, total expenses, total expenses after fees waived and/or paid indirectly and total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.83%, 1.83% and 1.26%, respectively, for the year ended July 31, 2016.

(e)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016
Expense ratios	1.11%	1.16%	—%	—%	1.38%

See notes to financial statements.

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BNY

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.09	$14.52	$15.04	$15.94	$14.97

Net investment income(a)	0.61	0.58	0.60	0.67	0.75
Net realized and unrealized gain (loss)	(0.05)	0.52	(0.48)	(0.85)	1.02

Net increase (decrease) from investment operations	0.56	1.10	0.12	(0.18)	1.77

Distributions to Common Shareholders from net investment income(b)	(0.56)	(0.53)	(0.64)	(0.72)	(0.80)

Net asset value, end of year	$15.09	$15.09	$14.52	$15.04	$15.94

Market price, end of year	$14.10	$13.81	$12.53	$15.37	$16.71

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.12%	8.33%	1.13%	(0.93)%	12.13%

Based on market price	6.30%	14.88%	(14.61)%	(3.43)%	21.02%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.36%	2.73%	2.45%	2.15%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.36%	2.73%	2.45%	2.14%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(d)	1.16%	1.14%	1.12%	1.12%	1.11%

Net investment income to Common Shareholders	4.06%	3.98%	4.06%	4.45%	4.89%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$195,844	$195,868	$188,452	$195,029	$206,414

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$94,500	$94,500	$94,500	$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$307,243	$307,268	$299,420	$306,379	$318,428

Borrowings outstanding, end of year (000)	$42,523	$35,517	$31,865	$32,047	$31,780

Portfolio turnover rate	17%	23%	9%	16%	14%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock Municipal Income Investment Trust	BBF	Delaware	Diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On June 16, 2020, the Board of Trustees of BBF and the Board of Trustees of BlackRock Municipal Income Trust II (BLE) each approved the reorganization of BBF into BLE. Subject to the approvals by each Trust’s shareholders, the refinancing of BBF’s preferred shares and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

On June 16, 2020, the Board of Trustees of BlackRock New York Municipal Income Trust II (BFY) and BlackRock New York Municipal Income Quality Trust (BSE) and the Board of Trustees of BNY each approved the reorganization of BFY and BSE into BNY. Subject to the approvals by each Trust’s shareholders, the refinancing of BNY’s preferred shares and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the first quarter of 2021.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board of Trustees of the Trusts (the “Board”), the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Recent Accounting Standards: The Trusts have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trusts have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trusts applied the amendments on a modified retrospective basis beginning with the fiscal period ended July 31, 2020. The adjusted cost basis of securities at July 31, 2019, if applicable, are as follows:

BFZ	$788,792,864
BTT	2,636,048,610
BBF	234,804,000
BNY	307,160,539

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the NAV of the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expense	Total
BFZ	$1,596,690	$677,243	$201,756	$2,475,689
BTT	2,911,949	853,438	717,231	4,482,618
BBF	409,544	147,020	68,247	624,811
BNY	411,014	164,473	51,267	626,754

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended July 31, 2020, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$340,140,754	$143,275,836	0.15% — 0.41%	$147,340,303	1.67%
BTT	459,416,656	261,819,915	0.19% — 0.46%	261,819,915	1.71
BBF	70,994,952	38,120,558	0.18% — 0.49%	37,160,767	1.68
BNY	77,054,057	42,523,434	0.17% — 0.36%	38,388,376	1.63

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at July 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at July 31, 2020.

For the year ended July 31, 2020, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BFZ	$—	—%	$980,219	0.70%
BBF	—	—	76,941	0.71
BNY	—	—	4,768	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

For such services, each Trust, except BTT, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:

	BFZ	BBF	BNY
Investment advisory fees	0.58%	0.57%	0.60%

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

For purposes of calculating these fees, for each Trust except for BTT, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. Prior to December 1, 2019, this waiver was voluntary. For the year ended July 31, 2020, the amounts waived were as follows:

	BFZ	BTT	BBF	BNY
Amounts waived	$2,088	$15,530	$1,538	$284

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended July 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BTT	$—	$1,700,840	$—

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	BFZ	BTT	BBF	BNY
Purchases	$307,507,701	$151,939,298	$108,460,779	$62,135,191
Sales	348,327,951	165,071,646	125,764,785	56,561,286

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2020. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable non-deductible expenses and the retention of tax-exempt income were reclassified to the following accounts:

	BTT	BBF	BNY
Paid-in capital	$4,530,645	$(44,423)	$(34,673)
Accumulated earnings (loss)	(4,530,645)	44,423	34,673

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	BFZ	BTT	BBF	BNY
Tax-exempt income(a)
7/31/2020	$18,057,200	$64,371,539	$7,224,731	$9,009,448
7/31/2019	20,679,610	70,317,185	8,386,654	9,153,203
Ordinary income(b)
7/31/2020	7,156	—	4,929	4,630
7/31/2019	178,261	5,117	4,798	13,591
Long-term capital gains
7/31/2020	—	—	—	—
7/31/2019	6,149,804	—	—	—
Tax return of capital
7/31/2020	—	—	—	—
7/31/2019	—	—	73,775	—

Total
7/31/2020	$18,064,356	$64,371,539	$7,229,660	$9,014,078

7/31/2019	$27,007,675	$70,322,302	$8,465,227	$9,166,794

(a)	The Trusts designate these amounts paid during the fiscal year ended July 31, 2020, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated earnings (loss) were as follows:

	BFZ	BTT	BBF	BNY
Undistributed tax-exempt income	$—	$7,810,230	$—	$1,258,445
Undistributed ordinary income	3,856	—	—	1,797
Non-expiring capital loss carryforwards(a)	(5,543,220)	(23,773,729)	(6,960,360)	(8,204,990)
Net unrealized gains(b)	63,400,386	195,178,518	17,441,415	24,637,616

Total	$57,861,022	$179,215,019	$10,481,055	$17,692,868

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

During the year ended July 31, 2020, the Trust listed below utilized the following amount of its capital loss carryforward:

BTT
Amount utilized	$631,530

As of July 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BFZ	BTT	BBF	BNY
Tax cost	$601,421,727	$2,390,352,271	$176,322,453	$263,467,840

Gross unrealized appreciation	$64,744,168	$200,698,715	$18,174,521	$25,219,083
Gross unrealized depreciation	(939,167)	(5,520,197)	(347,156)	(547,667)

Net unrealized appreciation (depreciation)	$63,805,001	$195,178,518	$17,827,365	$24,671,416

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and its investments.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that BTT will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BFZ and BNY invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, each of BFZ and BNY invested a significant portion of their assets in securities in the county, city, special district and school district sector and in the transportation sector. BFZ invested a significant portion of its assets in securities in the utilities sector. Changes in economic conditions affecting such sector would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund[s] may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The par value for each Trust’s Preferred Shares outstanding is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	BBF
2020	$1,507
2019	4,609

For the years ended July 31, 2020 and July 31, 2019, shares issued and outstanding remained constant for BFZ, BTT and BNY.

BFZ, BBF and BNY participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each of BFZ, BBF and BNY may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each of BFZ, BBF and BNY may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended July 31, 2020, BFZ, BBF and BNY did not repurchase any shares.

The total cost of the shares repurchased is reflected in BFZ’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	Shares	Amount
July 31, 2020	352,102	$4,493,469
July 31, 2019	—	—

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF (for purposes of this section, a “VRDP Trust”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	09/15/11	342	$34,200,000	10/01/41
BBF	05/16/16	178	17,800,000	10/01/41

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

BBF
Expiration Date	04/30/21

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following long-term ratings:

	Moody’s	Fitch
BBF	Aa1	AAA

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. BBF’s special rate period has commenced on October 22, 2015 and has a current expiration date of April 15, 2021.

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended July 31, 2020, the annualized dividend rate for the VRDP Shares was 1.70%.

For the year ended July 31, 2020, VRDP Shares issued and outstanding of the VRDP Trust remained constant.

VMTP Shares

BFZ and BNY (for purposes of this section, a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BFZ	03/22/12	1,713	$171,300,000	03/30/21	Aa2	AAA
BNY	03/22/12	945	94,500,000	03/30/21	Aa2	AAA

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2020, the average annualized dividend rates for the VMTP Shares were as follows.

	BFZ	BNY
Rate	1.81%	1.81%

For the year ended July 31, 2020, VMTP Shares issued and outstanding of each Trust remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. As of period end, the RVMTP Shares outstanding of BTT were as follows:

Issue Date	Shares Issued	Shares Outstanding	Aggregate Principal	Term Redemption Date
01/10/2013	50	50	$250,000,000	12/31/2030
01/30/2013	50	50	250,000,000	12/31/2030
02/20/2013	50	50	250,000,000	12/31/2030

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to a percentage of the one-month LIBOR rate. The fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and the then-holder(s) of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the year ended July 31, 2020, the average annualized dividend rate for the RVMTP Shares was 1.54%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance the RVMTP Shares were assigned long-term ratings of Aa2 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

During the year ended July 31, 2020, no RVMTP Shares were tendered for remarketing.

For the year ended July 31, 2020, RVMTP Shares issued and outstanding of the Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP, VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP, VMTP and RVMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP, VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP, VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP, VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP, VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP, VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP, VMTP and RVMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations.

	Dividends Accrued	Deferred Offering Costs Amortization
BFZ	$3,097,083	$—
BTT	11,576,967	31,355
BBF	885,632	6,129
BNY	1,708,549	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Dividend Per Common Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BFZ	$0.038000	$0.038000	VMTP	W-7	$125,152
BTT	0.062400	0.062400	RVMTP	W-7	441,885
BBF	0.050500	0.050500	VRDP	W-7	39,114
BNY	0.050000	0.050000	VMTP	W-7	69,042

(a)	Net investment income dividend paid on September 1, 2020 to Common Shareholders of record on August 14, 2020.
(b)	Net investment income dividend declared on September 1, 2020, payable to Common Shareholders of record on September 15, 2020.
(c)	Dividends declared for period August 1, 2020 to August 31, 2020.

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, and BlackRock New York Municipal Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, and BlackRock New York Municipal Income Trust (the “Funds”), including the schedules of investments, as of July 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61

Disclosure of Investment Advisory Agreements

The Boards of Trustees (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal 2030 Target Term Trust (“BTT”), BlackRock Municipal Income Investment Trust (“BBF”) and BlackRock New York Municipal Income Trust (“BNY” and together with BFZ, BTT and BBF, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to BFZ, BBF and BNY, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”) and the performance of BTT as compared with its custom benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, BFZ ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFZ, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, BTT underperformed its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BTT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BTT’s underperformance relative to its customized benchmark during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, BBF ranked in the first, first, and second quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BBF, and that BlackRock has explained its rationale for this belief to the Board.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	63

Disclosure of Investment Advisory Agreements  (continued)

The Board noted that for each of the one-, three- and five-year periods reported, BNY ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BNY, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BFZ’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Expense Peers.

The Board noted that BTT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BBF’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers. Given BBF’s relatively small size, the Board and BlackRock discussed potential strategic actions for BBF.

The Board noted that BNY’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, respectively, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	65

Fund Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since July 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock California Municipal Income Trust (BFZ)

The Fund’s investment objective is to provide current income exempt from federal income taxes and California income taxes. The Fund will invest primarily in investments the income from which is exempt from federal income tax and California income taxes (except that interest may be subject to the alternative minimum tax). The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its total assets in tax-exempt municipal bonds. For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes. The Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred Shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to the Fund’s policy of investing, under normal market conditions, at least 80% of its managed assets (as defined for this policy) in investments the income from which is exempt from federal income tax and California income taxes, the Fund may invest in securities that pay interest that is not exempt from California income tax when, in the judgment of the Manager, the return to the shareholders after payment of applicable California income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from California income tax.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate muni term preferred shares (“VMTP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds, subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

Other Investment Policies. The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly, subject to certain requirements.

The Fund may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax, subject to certain requirements.

During temporary defensive periods (e.g., times when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund’s investment policies provide that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in Temporary Investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance.

Short-term tax-exempt fixed income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper’”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	67

Fund Investment Objectives, Policies and Risks  (continued)

The Fund may make short sales of municipal bonds. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

The Fund may invest in restricted and illiquid securities.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions which meet the creditworthiness standards established by the Board of Trustees of the Fund.

BlackRock Municipal 2030 Target Term Trust (BTT)

The Fund’s investment objectives are to provide current income that is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. There can be no assurance that the Fund’s investment objectives, including to return $25.00 per common share to holders of common shares on or about December 31, 2030, will be achieved or that the Fund’s investment program will be successful.

As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal securities, the interest of which is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. Investment grade quality securities means that such securities are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal securities rated Baa by Moody’s are investment grade, but Moody’s considers municipal securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal securities that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal securities. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal securities with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal securities are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its Managed Assets in municipal securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch) or securities that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

The Fund may invest 25% or more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular federal income tax. Additionally, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured municipal securities and may purchase insurance for municipal securities in its portfolio.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to the federal alternative minimum tax. The percentage of the Fund’s Managed Assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The Fund seeks to return $25.00 per common share to holders of common shares on or about December 31, 2030 (when the Fund will terminate) by actively managing its portfolio of municipal obligations, which will have an average final maturity on or about such date, and by retaining each year a percentage of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. The purpose of retaining a portion of the net investment income is to enhance the Fund’s ability to return to investors $25.00 per common share outstanding upon the Fund’s termination. Such retained net investment income will generally serve to increase the net asset value of the Fund. However, if the Fund realizes any capital losses on dispositions of securities that are not offset by capital gains on the

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

disposition of other securities, the Fund may return less than $25.00 for each common share outstanding at the end of the Fund’s term. In addition, the leverage used by the Fund may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, the Manager believes that they will be able to manage the Fund’s assets so that the Fund will not realize capital losses which are not offset by capital gains over the life of the Fund on the disposition of its other assets and retained net investment income. Although neither the Manager nor the Fund can guarantee these results, their achievement should enable the Fund, on or about December 31, 2030, to have available for distribution to holders of its common shares $25.00 for each common share then outstanding. There is no assurance that the Fund will be able to achieve its investment objective of returning $25.00 per common share to holders of common shares on or about December 31, 2030.

The Fund intends to actively manage the maturity of its securities, which are expected to have a dollar weighted average effective maturity approximately equal to the Fund’s maturity date. As a result, over time the maturity of the Fund’s portfolio is expected to shorten in relation to the remaining term of the Fund.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. The Fund ordinarily does not intend to realize significant investment income not exempt from regular federal income tax. From time to time, the Fund may realize taxable capital gains.

During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives under these circumstances. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Fund invests in taxable short-term investments, a portion of the dividends would be subject to regular federal income tax.

The Fund cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of remarketable variable rate muni term preferred shares (“RVMTP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Other Investment Policies. The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly.

The Fund may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax.

During temporary defensive periods (e.g., times when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt securities market adversely affect the price at which long-term or intermediate-term municipal securities are available, or in connection with the termination of the Fund), and in order to keep cash on hand fully invested, including (i) the period during which the net proceeds of an offering of common shares or preferred shares are being invested or (ii) the period of time preceding the Fund’s termination, the Fund may invest any percentage of its assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal securities of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal securities maturing in three years or less from the date of issuance), municipal commercial paper and variable rate demand obligations. The Fund’s expectation is that it will invest only in taxable temporary investments which are U.S. Government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	69

Fund Investment Objectives, Policies and Risks  (continued)

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper’”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may make short sales of municipal securities and other securities. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations.

The Fund may invest in restricted and illiquid securities.

The Fund may invest in repurchase agreements as temporary investments.

The Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions.

BlackRock Municipal Income Investment Trust (BBF)

The Fund seeks as a fundamental investment objective to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The investment objective of the Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its assets in municipal bonds, the interest of which is exempt from regular Federal income tax and Florida intangible personal property tax. Due to the repeal of the Florida intangible personal property tax, the Board of the Fund approved an investment policy in September 2008, allowing the Fund the flexibility to invest in municipal bonds regardless of geographical location. There can be no assurance that the Fund’s investment objective will be realized.

The Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a federal alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

The State of Florida repealed the Florida Intangible Tax as of January 2007. As a result, on September 12, 2008, the Board of the Fund voted unanimously to approve the Fund investing in municipal bonds regardless of geographic location. If Florida were to reinstate the Florida Intangible Tax or adopt a state income tax, however, the Fund would be required to realign its portfolio such that at substantially all of its assets would be invested in Florida municipal bonds or obtain shareholder approval to amend the Fund’s fundamental investment objective to remove references to the Florida Intangible Tax. There can be no assurance that the State of Florida will not reinstate the Florida Intangible Tax or adopt a state income tax in the future. There can also be no assurance that the reinstatement of the Florida Intangible Tax or the adoption of a state income tax will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

Other Investment Policies. The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly.

The Fund may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax.

During temporary defensive periods (e.g., times when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund’s investment policies provide that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in Temporary Investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial

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Fund Investment Objectives, Policies and Risks  (continued)

paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iii) Construction Loan Notes, which are issued to provide construction financing for specific projects, (iv) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (v) Tax-Exempt Commercial Paper (“municipal paper’”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may make short sales of municipal bonds.

The Fund may invest in restricted and illiquid securities.

The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Manager, including to borrowers affiliated with the Manager.

BlackRock New York Municipal Income Trust (BNY)

The Fund’s investment objective is to provide current income exempt from federal income taxes. The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes. The Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the Fund’s outstanding common shares and outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to the Fund’s policy of investing, under normal market conditions, at least 80% of its managed assets (as defined for this policy) in investments the income from which is exempt from federal income tax and New York City and New York State personal income taxes, the Fund may invest in securities that pay interest that is not exempt from New York City and New York State personal income taxes when, in the judgment of the Manager, the return to the shareholders after payment of applicable New York City and New York State personal income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New York City and New York State personal income taxes.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

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Fund Investment Objectives, Policies and Risks  (continued)

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds, subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

Other Investment Policies. The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly, subject to certain requirements.

The Fund may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax, subject to certain requirements.

During temporary defensive periods (e.g., times when, in Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund’s investment policies provide that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”).

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.

Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, iv) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper’”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

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Fund Investment Objectives, Policies and Risks  (continued)

The Fund may make short sales of municipal bonds.

The Fund may invest in restricted and illiquid securities.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions which meet the creditworthiness standards established by the Board of Trustees of the Fund.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Investment and Market Discount Risk — An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Limited Term Risk (BTT) — The Fund will terminate on or about December 31, 2030 in accordance with the terms of its Declaration of Trust, unless the Fund’s Board and shareholders approve an amendment to the Fund’s Declaration of Trust to extend the Fund’s termination date. The Fund seeks to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. The Fund’s limited term may cause it to sell securities when it otherwise would not, which could cause the Fund’s returns to decrease. In addition, the Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to pay dividends on the RVMTP Shares.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

State Specific Risk (BFZ and BNY) — The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

Taxability Risk — The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk — Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Economic Sector and Geographic Risk (BTT) — The Fund, as a fundamental policy, may not invest 25% or more of the value of its Managed Assets in any one industry. However, this limitation does not apply to securities of the U.S. Government, any state government or their respective agencies, or instrumentalities and securities backed by the credit of any federal or state governmental entity. As such, the Fund may invest 25% of more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	75

Fund Investment Objectives, Policies and Risks  (continued)

Variable Rate Demand Obligations Risks — Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Leverage Risk — The Fund uses leverage for investment purposes through the issuance of VMTP Shares, RVMTP Shares or VRDP Shares, as applicable. The Fund also utilizes leverage for investment purposes by entering into reverse repurchase agreements, derivative instruments with leverage embedded in then, such as TOB Residuals, and, if applicable, dollar rolls. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (BTT) — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

Illiquid Investments Risk — The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk — Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise limited by the SEC, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In November 2019, the SEC proposed new regulations governing the use of derivatives by registered investment companies. If adopted as proposed, new Rule 18f-4 would impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	77

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ, BBF, and BNY declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BTT declares a dividend or determines to make a capital gain distribution or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on BTT’s primary exchange (“open-market purchases”). BTT will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	87 RICs consisting of 111 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

TRUSTEE AND OFFICER INFORMATION	79

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester (d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	122 RICs consisting of 265 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 266 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent, VMTP Tender and Paying Agent and RVMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	81

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2020 for shareholders of record on May 29, 2020, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		John M. Perlowski
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BFZ	22,020,158	5,012,546	22,022,950	5,009,754	22,038,876	4,993,828
BBF	8,961,882	322,024	9,031,285	252,621	9,042,145	241,761
BTT	61,122,310	1,413,207	61,355,226	1,180,291	61,444,054	1,091,463
BNY	10,323,276	580,426	10,653,456	250,246	10,674,173	229,529

					W. Carl Kester (a)
					Votes For	Votes Withheld
BFZ					1,713	0
BBF					520	0
BTT					150	0
BNY					945	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Catherine A. Lynch, Karen P. Robards and Frank J. Fabozzi.

(a)	Voted on by holders of preferred shares only for BFZ, BBF, BTT, and BNY.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

82	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	83

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GTD	Guaranteed

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bonds

S/F	Single-Family

SRF	State Revolving Fund

SONYMA	State of New York Mortgage Agency

84	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800 882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-7/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Income Trust	$31,416	$31,416	$0	$0	$11,700	$12,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Income Trust	$11,700	$12,100

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item	6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item	8 – Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock and Michael Perilli, Vice President at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. O’Connor and Perilli have been members of the registrant’s portfolio management team since 2006 and 2018, respectively.

Portfolio Manager	Biography
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

Michael Perilli	Vice President of BlackRock since 2014; Associate of BlackRock from 2008 to 2014.

(a)(2) As of July 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor, CFA	29	0	0	0	0	0
	$29.73 Billion	$0	$0	$0	$0	$0
Michael Perilli	21	0	0	0	0	0
	$6.76 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned

Walter O’Connor, CFA	None
Michael Perilli	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission	of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust

Date: October 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust

Date: October 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Income Trust

Date: October 2, 2020